IMMEDIATE VARIABLE ANNUITY CONTRACT
MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF
THE MINNESOTA MUTUAL LIF E INSURANCE COMPANY ("MINNESOTA MUTUAL")

The individual, immediate variable annuity contract offered by this Prospectus is designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under sections 401, 403, 408 or 457 of the Internal Revenue Code. It may also be used apart from a qualified plan.

  The owner of a contract will have contract values invested on a variable basis in the Variable Annuity Account (the "Separate Account"). Although the Separate Account is comprised of several sub-accounts, only one of its sub-accounts (the "Sub-Account") is available under this contract. The Sub-Account invests only in the Index 500 Portfolio (the "Portfolio") of Advantus Series Fund, Inc. (the "Fund"). The value of the contract and the amount of each variable annuity payment will vary in accordance with the performance of the Sub-Account and the Portfolio, except to the extent limited by Minnesota Mutual's contractual guarantee of a minimum annuity payment amount. The contract is an immediate annuity and annuity payments must begin within 12 months after the contract is issued. The contract provides for additional purchase payments and withdrawals during a portion of the annuity payment period.

  This Prospectus sets forth concisely the information that a prospective investor should know before purchasing a contract, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, or by writing Minnesota Mutual at its principal office at the Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 24.

This Prospectus is not valid unless attached to a current prospectus of Advantus Series Fund, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

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THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
PH 612/665-3500
http://www.minnesotamutual.com

The date of this document and the Statement of Additional Information is: May 1, 1997.

TABLE OF CONTENTS

                                                               Page
Special Terms...............................................      3

Questions and Answers About the Variable Annuity Contract...      4

Expense Table...............................................      7

Condensed Financial Information.............................      8

Performance Data............................................      8

General Descriptions
    The Minnesota Mutual Life Insurance Company.............      9
    Separate Account........................................      9
    Advantus Series Fund, Inc...............................      9
    Additions, Deletions or Substitutions...................     10

Contract Charges
    Sales Charges...........................................     11
    Risk Charge.............................................     11
    Mortality and Expense Risk Charges......................     11
    Administration Charge...................................     12

Voting Rights...............................................     12

Description of the Contracts
    General Provisions......................................     12
    Annuity Payments and Options............................     14
    Death Benefits..........................................     15
    Purchase Payments and Value of the Contract.............     16
    Redemptions.............................................     17

Federal Tax Status..........................................     20

Statement of Additional Information.........................     24

Appendix A--Computation and Examples of Withdrawals.........     25

Appendix B--Immediate Variable Annuity Illustration.........     27

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

AGE: the age of a person at nearest birthday.

ANNUITANT: the person named on page one of the contract who may receive lifetime benefits under the contract. Except in the event of the death of either annuitant prior to the annuity payment commencement date, joint annuitants will be considered a single entity.

ANNUITY PAYMENT COMMENCEMENT DATE: the first annuity payment date as specified on page one of the contract.

ANNUITY PAYMENT DATE: each day indicated by the annuity payment commencement date and the annuity payment frequency for an annuity payment to be determined. This is shown on page one of the contract.

ANNUITY PAYMENTS: payments made at regular intervals to the annuitant or any other payee. The annuity payments will increase or decrease in amount. The changes will reflect the investment experience of the sub-account of the separate account.

ANNUITY UNIT: the standard of value for the variable annuity payment amount.

BENEFICIARY: the person, persons or entity designated to receive death benefits payable under the contract in the event of the annuitant's death.

CASH VALUE: the dollar amount available for withdrawal under the contract at any time. A cash value exists only as long as both the number of cash value units and the applicable factor from the cash value factor table shown in the contract are greater than zero.

CASH VALUE PERIOD: the time during which a cash value exists under the contract. The cash value period begins on the annuity commencement date and ends on the cash value end date shown on page one of the contract.

CASH VALUE UNIT: the measure of your interest in the Separate Account that is available for withdrawal under the contract during the cash value period.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT DATE: the effective date of a contract.

FUND: Advantus Series Fund, Inc. or any mutual fund or separate investment portfolio within a series mutual fund which is designated as an eligible investment for the Separate Account.

GENERAL ACCOUNT: all of our assets other than those in the Separate Account or in other separate accounts established by us.

GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT: the amount which is guaranteed as the minimum annuity payment amount. This amount is payable regardless of the performance of the Sub-Account. Purchase payments and cash value withdrawals will cause this guaranteed minimum annuity payment amount to be adjusted. The adjustment will reflect your new interest in the Separate Account.

JOINT OWNER: the person designated to share equally in the rights and privileges provided to the owner of this contract. Only you and your spouse may be named as a joint owner.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the variable annuity contracts described herein.

PURCHASE PAYMENT DATE: the date we receive a purchase payment in our home office.

PURCHASE PAYMENTS: amounts paid to us as consideration for the benefits provided by the contract.

SEPARATE ACCOUNT: a separate investment account entitled Minnesota Mutual Variable Annuity Account. This separate account was established by us under Minnesota law. The Separate Account is composed of several sub-accounts. The assets of the Separate Account are ours. Those assets are not subject to claims arising out of any other business which we may conduct.

SURRENDER VALUE: the surrender value of the contract shall be the total annuity value as of the date of surrender plus the amounts deducted from purchase payments. These include deductions for sales charges, risk charges and state premium taxes where applicable.

TOTAL ANNUITY VALUE: the total annuity value represents your total interest in the Separate Account.

VALUATION DATE: any date on which a Fund is valued.

VALUATION PERIOD: the period between successive valuation dates measured from the time of one determination to the next.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

WE, OUR, US: The Minnesota Mutual Life Insurance Company.

WRITTEN REQUEST: a request in writing signed by you. In the case of joint owners, the signatures of both owners will be required to complete a written request. In some cases, we may provide a form for your use. We may also require that the contract be sent to us along with your written request.

YOU, YOUR: the owner of this contract. The owner may be the annuitant or someone else. The owner shall be that person or entity named as owner in the application.

1940 ACT: the Investment Company Act of 1940, as amended, or any similar successor federal legislation.

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QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACT

WHAT IS AN ANNUITY?
An annuity is a series of payments for the life of a person or for the joint lifetimes of the annuitant and another person and thereafter during the lifetime of the survivor. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment period in accordance with the investment experience of a separate account of an insurance company is called a variable annuity.

WHAT IS AN IMMEDIATE ANNUITY?
An immediate annuity is a contract which provides for annuity payments beginning within a relatively short period after the issue of the contract. This type of annuity is distinguished from a deferred annuity where contract values may be left with an insurance company or separate account for some years prior to the time that annuity payments begin. For the contract described in this Prospectus, annuity payments must begin within 12 months from the day that the contract is issued. In some states this period may be shortened so that the contract may be considered to be an immediate annuity within that state.

WHAT IS THE CONTRACT OFFERED BY THIS PROSPECTUS?
The contract is an immediate, variable annuity contract which provides for scheduled annuity payments. Annuity payments may be received on a monthly, quarterly, semi-annual or annual basis. These payments may begin immediately and must begin on a date within 12 months after the issue date of the contract. Purchase payments received by us under a contract are allocated to the Separate Account. In the Separate Account, your purchase payments are put into a Sub-Account which invests only in the Index 500 Portfolio of the Fund.

IS THERE A GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT?
Yes. You will receive at least the guaranteed minimum annuity payment amount specified in your contract. Each variable annuity payment will vary upwards or downwards in accordance with the performance of the Sub-Account, however, unless it would be less than the guaranteed minimum annuity payment amount. Under the terms of the contract's guarantee provisions, at each annuity payment date, we will pay the annuitant or annuitants the greater of: (a) the annuity payment amount determined by multiplying the number of annuity units times the annuity unit value; or (b) the guaranteed minimum annuity payment amount currently in force for the contract.
  We guarantee that variable annuity payments will always be at least 85% of the initial variable annuity payment amount. This guaranteed amount is determined on the contract issue date and shown on page one of the contract. If an additional purchase payment is made, we will guarantee that variable annuity payments will always be at least 85% of the annuity amount attributable to that additional purchase payment, plus the amount already guaranteed at the time of that purchase payment. Withdrawals of cash value amounts under the contract will reduce the guaranteed annuity payment amount by the same proportion that the withdrawal reduces the number of annuity units under the contract.

IS THE AMOUNT OF THE CASH VALUE OF THE CONTRACT GUARANTEED?
No. The cash value of the contract decreases as annuity payments are made and it also increases or decreases based upon the performance of the Sub-Account of the Separate Account as reflected in the annuity unit value. We do not guarantee the performance of any Sub-Account, nor do we guarantee the annuity unit value, which may fall to zero. The performance of the Sub-Account will not affect the duration of the cash value period.

ARE THERE LIMITATIONS ON PURCHASE PAYMENTS?
Yes. A purchase payment in an amount of at least $10,000 will be required in order for us to issue the contract. A contract will not be issued if an initial purchase payment is tendered which is less than that amount.
  After the contract has been issued, you may make additional purchase payments, but only until the end cash value period of the contract. This period is shown on page one of the contract. Additional purchase payments may be made only while the annuitant is alive. Additional purchase payments must be in an amount of at least $5,000. We will waive this contract limitation for amounts which are received after the contract effective date as part of an integrated rollover or
Section 1035 transaction.
  WHEN ADDITIONAL PURCHASE PAYMENTS ARE MADE UNDER AN EXISTING IMMEDIATE VARIABLE ANNUITY CONTRACT, THOSE PURCHASE PAYMENTS FOR TAX PURPOSES WILL NOT RESULT IN A RECALCULATION OF THE OWNER'S INVESTMENT IN THE CONTRACT AND A DETERMINATION OF A NEW EXCLUSION AMOUNT. THE AMOUNT OF THOSE ADDITIONAL PURCHASE PAYMENTS WILL BE TAXABLE WHEN DISTRIBUTED, AS AN ANNUITY OR OTHERWISE.
  For more information on these matters, see the heading "Federal Tax Status," in this Prospectus.
  WE RESERVE THE RIGHT TO SUSPEND THE SALE OF THESE CONTRACTS AND TO TERMINATE YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE CONTRACT.
  You may not make total purchase payments which exceed the amount of $1,000,000 except with our prior consent.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE SEPARATE ACCOUNT?
Purchase payments are allocated to the Sub-Account and are invested only in shares of the Index 500 Portfolio of the Fund. The Fund is a mutual fund of the series type, which means that it has several different portfolios which it offers for investment. Shares of the Index 500 Portfolio are made available at net asset value to the Separate Account to fund the contracts. The Fund is also required to redeem its shares at net asset value at our request. The investment objectives and certain policies of the Index 500 Portfolio are as follows:
      The Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
  There is no assurance that the Portfolio will meet its objectives. Additional information concerning the investment objectives and policies of the Portfolio can be found in the current prospectus for the Fund, which is attached to this Prospectus.

ARE OTHER PORTFOLIOS AVAILABLE?
No. All Separate Account assets of these contracts are invested in the Index 500 Portfolio of the Fund.

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACTS?
Under the contract there are certain charges which are made as deductions from purchase payments and other charges which are made directly to the assets held in the Separate Account.
  A deduction for a sales charge and a risk charge is made from purchase payments. The sales charge is based upon the cumulative amount of total purchase payments made under the contracts, including any new purchase payments. In addition, for purchases of multiple contracts made by an identical owner or owners at different times, purchase payments made under all contracts will be aggregated solely for the purpose of determining the sales charge applicable to those purchase payments made to later contracts. For additional information on multiple contracts, see the heading "Federal Tax Status," on page 20 of this Prospectus. The charges are illustrated in the table shown below.

                                 SALES CHARGE AS A
  CUMULATIVE TOTAL PURCHASE        PERCENTAGE OF
          PAYMENTS               PURCHASE PAYMENTS
-----------------------------  ---------------------
$            0 to  499,999.99         4.500%
       500,000 to  749,999.99         4.125%
      750,000 to 1,000,000.00         3.750%

  The risk charge is also deducted from each purchase payment when made. This charge is for guaranteeing the minimum annuity payment amount as shown in the contract. The risk charge may be as much as 2% of each purchase payment. Currently, a deduction for this charge is made at the per annum rate of 1.25% of purchase payments made to the contract. This rate is not guaranteed for future purchase payments made under the contract and may change based upon our experience in guaranteeing the annuity payment levels based upon the performance of the Index 500 Portfolio of the Fund.
  A deduction is made from the value of the Sub-Account on a daily basis for our assumption of mortality and expense risks and for administrative charges under the contract.
  We deduct from the net asset value of the Separate Account an amount, computed daily, not to exceed an annual rate of 1.40% for mortality and expense risk guarantees. Currently, our charge for mortality and expense risk guarantees total .80%. This total represents a charge of .55% for our assumption of mortality risks and .25% for our assumption of expense risks. We reserve the right to increase the charge for our assumption of mortality risks to not more than .80% and our charge for our assumption of expense risks to not more than
 .60%. If these charges are increased to this maximum amount, then the total of the mortality risk and expense risk charges would be 1.40% on an annual basis. For more information on these charges, please see the heading "Contract Charges," on page 11 of this Prospectus.
  In addition, Advantus Capital Management, Inc. ("Advantus Capital"), one of our subsidiaries, acts as the investment adviser to the Fund and deducts from the net asset value of each Portfolio of the Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreement provides that the fee shall be computed at the annual rate which may not exceed .40% of the Index 500 Portfolio. The Fund is subject to certain expenses that may be incurred with respect to its operation and those expenses are allocated among the Portfolios. For more information on the Fund, see the prospectus of the Fund which is attached to this Prospectus.
  We deduct from the net asset value of the Separate Account an amount, computed daily, not to exceed an annual rate of .40% for administrative expenses. Currently, our administrative charge is .15% on an annual basis. For more information on this item, please see the heading "Contract Charges," on page 11 of this Prospectus.
  Deductions for any applicable premium taxes may also be made (currently such taxes range from 0.0% to 3.5%) depending upon applicable law.
  For more information on charges, see the heading "Contract Charges," in this Prospectus.

CAN YOU SURRENDER THE CONTRACT?
Yes. At any time before annuity payments begin, you can surrender the contract for its surrender value. The surrender value of the contract shall be its total annuity value as of the date of surrender plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable.

CAN YOU MAKE WITHDRAWALS FROM THE CONTRACT?
Yes. At any time during the cash value period, you can make withdrawals of the cash value of the contract, pursuant to your written request. Each withdrawal must be in an amount of at least $500 or, if the cash value of the contract is less than that amount, all of the total remaining cash value in the contract must be withdrawn. Withdrawals are not allowed during the period before annuity payments begin.
  A withdrawal of all or a portion of the cash value of the contract, subject to the dollar limitations described above, may be made during the "cash value period" of the contract. The amount of the cash value available for withdrawal is equal to: (a) times (b) times (c), where (a) is the number of cash value units credited to the contract, (b) is the current annuity unit value and (c) is the appropriate cash value factor set forth in a table included in the contract. The cash value period begins at the annuity commencement date of the contract and runs for a period approximately equal to the annuitant's life expectancy at the time the contract is issued. The number of cash value units and the cash value period are shown on page one of each contract. If you make subsequent purchase payments or withdrawals a new page one of the contract will be provided to you.

  When a withdrawal is made during the cash value period, the amount of the annuity payment to be received by the annuitant after the withdrawal will be recalculated and the guaranteed minimum annuity payment amount must be redetermined as well, both of which will be adjusted downward to reflect the withdrawal of cash values. For a description of the operation of the contract's provisions on withdrawal and surrender see the heading "Redemptions," found on page 17 of this Prospectus.
  WHEN WITHDRAWALS ARE TAKEN FROM THE CASH VALUE, ALL AMOUNTS RECEIVED BY THE TAXPAYER ARE TAXABLE AS ORDINARY INCOME IN THE YEAR IN WHICH THE WITHDRAWALS ARE TAKEN. THOSE AMOUNTS ARE TAXABLE TO THE RECIPIENT WITHOUT REGARD TO THE OWNER'S INVESTMENT IN THE CONTRACT OR ANY INVESTMENT GAIN IN THE CONTRACT. FOR MORE INFORMATION ON THESE MATTERS, SEE THE HEADING "FEDERAL TAX STATUS," ON PAGE 20 OF THIS PROSPECTUS. CONSULT WITH YOUR TAX ADVISER.

DO YOU HAVE A RIGHT TO CANCEL THE CONTRACT?
Yes. You may cancel the contract any time within ten days of your receipt of the contract by returning it to us or your agent.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The contracts allow for the selection of one of two variable annuity options. One provides for lifetime variable annuity payments based on the life of a single annuitant, the other provides for the lifetime variable annuity payments based upon the combined lives of joint annuitants.

WHAT HAPPENS IF THE ANNUITANT DIES?
If the annuitant, or one of the named joint annuitants dies before annuity payments begin, we will pay a death benefit to you or the named beneficiary. This death benefit will be the sum of the contract's total annuity value plus the amounts deducted from the contract's purchase payments for sales charges, risk charges and state premium taxes, where applicable.
  If the annuitant dies after annuity payments have begun, or after the second death in the case of joint annuitants, we will pay a death benefit which shall be equal to the cash value, if any, of the contract as of the date of the annuitant's death. The death benefit will be paid to the beneficiary named in the application for the contract or as subsequently changed. In each case, the beneficiary may elect to receive annuity payments during the remainder of the cash value period rather than a lump sum benefit. For a description of the calculation of the amount of those annuity payments, please see the headings "Annuity Payments and Options" and "Death Benefits" found on pages 14 and 15 of this Prospectus, respectively.

WHAT VOTING RIGHTS DO YOU HAVE?
Contract owners and annuitants will be able to direct us as to how to vote shares of the Portfolio held for their contracts in the Sub-Account of the Separate Account. For more information on this subject, please see the heading entitled "Voting Rights," found on page 12 of this Prospectus.

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EXPENSE TABLE
The following contract expense information is intended to illustrate the expenses of the individual, immediate variable annuity contract. All expenses shown are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them in this heading.

INDIVIDUAL, IMMEDIATE VARIABLE ANNUITY CONTRACT
CONTRACT OWNER TRANSACTION EXPENSES

                                                SALES CHARGE AS A
                 CUMULATIVE                       PERCENTAGE OF
           TOTAL PURCHASE PAYMENTS              PURCHASE PAYMENTS
---------------------------------------------  --------------------
$      0 to  499,999.99......................        4.500%
 500,000 to  749,999.99......................        4.125%
 750,000 to 1,000,000.00.....................        3.750%

Risk Charge.......................................              1.25%
                                                               ------
    Total Contract Expenses (assuming maximum                   5.75%
      sales charge)...............................
                                                               ------
                                                               ------
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees*..............              0.80%
    Administrative Charge*........................              0.15%
                                                               ------
        Total Separate Account Annual Expenses....              0.95%
                                                               ------
                                                               ------
ADVANTUS SERIES FUND, INC. INDEX 500 PORTFOLIO
ANNUAL EXPENSES
(as a percentage of average net assets)
    Index 500 Portfolio
    Management Fees...............................               .40%
    Other Expenses................................               .05%
                                                                -----
        Total Index 500 Portfolio Annual                         .45%
          Expenses................................
                                                                -----
                                                                -----
EXAMPLE:

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
    Whether or not you surrender your contract at
      the end of the applicable time period:
        You would pay the following expenses on a
          $10,000 investment as of the end of the
          period indicated, assuming a 5% annual
          return on assets:.......................  $   709    $   993    $  1,297   $ 2,158

*Under the terms of the contract, total mortality and expense risk fees may be increased to as much as 1.40% (provided any necessary regulatory approvals are obtained) and the administrative charge may be increased to as much as .40%.

These figures are based on the assumption that the contract will accumulate value prior to the annuity payment commencement date at a 5% annual return on assets for one, three, five and ten years, respectively. The maximum period allowable between the issuance of a contract and the commencement of annuity payments is one year.
  The tables shown above are to assist a contract owner in understanding the costs and expenses that a contract will bear directly or indirectly. For more information on contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon applicable law. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

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CONDENSED FINANCIAL INFORMATION
The financial statements of Minnesota Mutual Variable Annuity Account and of The Minnesota Mutual Life Insurance Company may be found in the Statement of Additional Information. No condensed financial information is presented as the variable annuity contract described in this Prospectus has no accumulation units or associated information.

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PERFORMANCE DATA

From time to time the Variable Annuity Account may publish advertisements containing performance data relating to the Sub-Account. Performance data will consist of average annual total return quotations for recent one-year and five-year periods and for the period since June 1, 1987, the date the Sub-Account first became available pursuant to other registration statements of the Variable Annuity Account. Performance data may also include cumulative total return quotations for the period since June 1, 1987 or average annual total return quotations for periods other than as described above. Performance figures are based on historical performance information on the assumption that the contracts offered by this Prospectus were available for sale on June 1, 1987 and could accumulate value prior to the commencement of annuity payments for periods in excess of one year. The figures are not intended to suggest that such performance will continue in the future.
  Average annual total return figures are the average annual compounded rates of return required for an initial investment to equal its total annuity value at the end of the period. The total annuity value will reflect the sales and risk charges deducted from purchase payments as well as all other contract charges. Cumulative total return figures are the percentage changes between the value of an initial investment and its total annuity value at the end of the period. Cumulative total return figures will not reflect the deduction of any amounts from purchase payments. Cumulative total return figures will always be accompanied by average annual total return figures. More detailed information on the computations is set forth in the Statement of Additional Information.

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GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500. We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.

B.  SEPARATE ACCOUNT
A separate account called the Minnesota Mutual Variable Annuity Account was established on September 10, 1984, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The Separate Account is registered as a "unit investment trust" with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Separate Account was established provides that the assets of the Separate Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable annuity contracts for which the Separate Account was established. The investment performance of the Separate Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish. All obligations under the contracts are general corporate obligations of Minnesota Mutual.
  The Separate Account has one Sub-Account to which contract owners may allocate purchase payments to the contracts described in this Prospectus. The only Sub-Account which is available to the contract is that which invests in the Index 500 Portfolio.

C.  ADVANTUS SERIES FUND, INC.
The Variable Annuity Account currently invests exclusively in Advantus Series Fund, Inc. (the "Fund"), a mutual fund of the series type which is advised by Advantus Capital Management, Inc. Prior to May 1, 1997, the name of the Fund was "MIMLIC Series Fund, Inc." On January 14, 1997, the Fund's Board of Directors approved an amendment of the Fund's Articles of Incorporation for the purpose of changing the name of the Fund to "Advantus Series Fund, Inc." effective May 1, 1997. The purpose of the name change is to provide the Fund with a more distinctive name which may provide greater visibility and name recognition, which reflects the name of its adviser, and which may provide additional marketing opportunities for variable contracts investing in shares of the Fund. The change in the Fund's name will not result in any change in investment objectives, policies or practices for the Fund or any of its Portfolios. The Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund. The Fund issues its shares, continually and without sales charge, only to us and our separate accounts, which currently include the Variable Annuity Account, the Group Variable Annuity Account, Variable Fund D, the Variable Life Account and the Variable Universal Life Account. The Fund may be made available to other separate accounts as new products are developed and may be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of ours domiciled in the state of New York. Shares are sold and redeemed at net asset value. In the case of a newly issued contract, purchases of shares of the Portfolio of the Fund in connection with the first purchase payment will be based on the values next determined after issuance of the contract by us. Redemptions of shares of the Portfolio of the Fund are made at the net asset value next determined after we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding contracts, purchases of shares of the Portfolio of the Fund for the Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of contract purchase payments.
  The Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. The same portfolio managers and other personnel who previously provided investment advisory services to the Fund through MIMLIC Management continue to provide the same services through Advantus Capital. It acts as an investment adviser to the Fund pursuant to an advisory agreement.
  The only Portfolio of the Fund which is available for investment by the contract described in this Prospectus is the Index 500 Portfolio.
  A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contract.

D.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Separate Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing total annuity values and cash values, future purchase payments and future annuity payments.
  We reserve the right to transfer assets of the separate account to another separate account. If this type of transfer is made, the term separate account, as used in the contract, shall then mean the separate account to which the assets were transferred.
  We may also establish additional Sub-Accounts in the Separate Account and we reserve the right to add, combine or remove any Sub-Accounts of the Separate Account. Each additional Sub-Account will purchase shares in a new portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the Sub-Accounts of the Separate Account. The addition of any investment option will be made available to existing contract owners on such basis as may be determined by us.
  We also reserve the right, when permitted by law, to de-register the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), to restrict or eliminate any voting rights of the contract owners, and to combine the Separate Account with one or more of our other separate accounts.
  Shares of the Portfolios of the Fund are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable life policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Fund currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or
(4) differences in voting instructions between those given by policy owners and those given by contract owners.

CONTRACT CHARGES

Under this contract, there are certain deductions for charges which are made from purchase payments and other charges which are made directly to the Separate Account. Deductions from purchase payments are made for sales charges, risk charges and state premium taxes, where applicable. Deductions for the mortality risk charge, expense risk charge and the administrative charge are all deducted on each valuation date from the Separate Account.

A.  SALES CHARGES
A sales charge is deducted from the purchase payments using the percentages shown in the table below:

                                 SALES CHARGE AS A
  CUMULATIVE TOTAL PURCHASE    PERCENTAGE OF PURCHASE
          PAYMENTS                    PAYMENTS
-----------------------------  ----------------------
$            0 to  499,999.99           4.500%
       500,000 to  749,999.99           4.125%
      750,000 to 1,000,000.00           3.750%

  The applicable percentage from the chart will be based on the total cumulative purchase payments to the date of payment, including the new purchase payment. In addition, for purchases of multiple contracts made by an identical owner or owners at different times, purchase payments made under all contracts will be aggregated solely for the purpose of determining the sales charge applicable to those purchase payments made to later contracts. For additional information on multiple contracts, see the heading "Federal Tax Status," on page 20 of this Prospectus.
  These sales charges may be waived in whole or in part in certain circumstances where sales expenses are not paid at the time of sale to registered representatives and broker-dealers responsible for the sale of the contracts or where the contract is sold in anticipation of reduced expenses in group or group-type situations. No elimination or reduction of the sales charge will be permitted where that reduction or elimination would be unfairly discriminatory to any person or class of persons.

B.  RISK CHARGE
A risk charge is also deducted from each purchase payment for our guarantee of the minimum annuity payment amount shown on page one of the contract and described herein under the heading "The Guaranteed Minimum Annuity Payment Amount", on page 15 of this Prospectus. The risk charge may be as much as 2% of each purchase payment. Currently, a deduction for this charge is made at the per annum rate of 1.25% of purchase payments made to the contract. This rate is not guaranteed for future purchase payments made under the contract and may change based upon our experience in guaranteeing the annuity payment levels based upon the performance of the Portfolio.
  If this deduction proves to be insufficient to cover the actual cost of the risk assumed by us in providing a guaranteed minimum as to the amount of each variable annuity payment made under a contract, then we will absorb the resulting losses and make sufficient transfers to the Separate Account from our General Account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us.

C.  MORTALITY AND EXPENSE RISK CHARGES
We assume the mortality risk under the contracts by our obligation to continue to make scheduled annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the contracts, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the scheduled annuity payments received under the contract. Actual mortality results incurred by us shall not adversely affect any payments or values under this contract.
  We assume an expense risk by assuming the risk that deductions provided for in the contracts for the sales and administrative expenses will be adequate to cover our actual expenses incurred. Actual expense results incurred by us shall not adversely affect any payments or values under this contract.
  For assuming these risks, we currently make a deduction from the net asset value of the Separate Account of an amount, computed daily, equal to an annual rate of .80% for mortality and expense risk guarantees. This is composed of a deduction of 0.55% for the mortality expense risk charge and 0.25% for the expense risk charge. We reserve the right to increase the charge for the assumption of the mortality risk to 0.80% and the assumption of expense risks to 0.60%. If these charges are increased to the maximum amount, then the total for the mortality risk and expense risk charges would be 1.40% on an annual basis.
  For a discussion of how these charges are applied in the calculation of the annuity unit value, please see the discussion entitled "Purchase Payments and Value of the Contract" on page 16.
  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Separate Account from our General Account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the sales charge.

D.  ADMINISTRATION CHARGE
We perform all administrative services relative to the contract. These services include the review of applications for compliance with our issue criteria, the preparation and issue of the contract, the receipt of purchase payments, forwarding amounts to the Fund for investment, the calculation of the guaranteed minimum annuity payment amount, the preparation and mailing of periodic reports and the performance of other services.
  As consideration for providing these services, we currently make a deduction from the Separate Account at the annual rate of 0.15%. We reserve the right to increase this charge, based upon our experience with these contracts, to a maximum which shall not exceed the amount of 0.40%.

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VOTING RIGHTS

We will vote fund shares held in the Separate Account at the regular and special meetings of the Fund. We will vote shares attributable to contracts in accordance with instructions received from the annuitant or annuitants or, during the surrender period of the contract, from the owner, if different from the annuitants. In the event no instructions are received from the person or persons entitled to direct such a vote, we will vote shares attributable to that contract in the same proportion as shares of the Portfolio held by the Sub-Account for which instructions have been received. If, however, the 1940 Act, any regulation under that Act, or any interpretations of that Act or the regulations under it, should change so that we may be allowed to vote shares in our own right, then we may elect to do so.
  The number of votes will be determined by dividing the total annuity value for each contract allocated to the Sub-Account by the net asset value per share of the underlying Fund shares held by that Sub-Account. The votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.
  We will notify each person entitled to vote of a Fund shareholders' meeting if the shares held for his or her contract may be voted at that meeting. We will also provide proxy materials and a form of instruction to facilitate provision of voting instructions.

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DESCRIPTION OF THE CONTRACTS

A.  GENERAL PROVISIONS

1.  TYPES OF CONTRACTS OFFERED

    (a) Variable Annuity Contract

    The contract is an individual, immediate, variable annuity contract issued by us which provides for scheduled annuity payments on a monthly, quarterly, semi-annual or annual basis. These payments may begin immediately and must begin on a date within 12 months after the issue date of the contract. Purchase payments received by us under a contract are allocated to the Separate Account. In the Separate Account, your purchase payments are put into a Sub-Account which are then invested in the Portfolio.

    This type of contract may be used in connection with a pension or profit sharing plan under which plan contributions have been accumulating. It may be used in connection with a plan which has previously been funded with insurance or annuity contracts. It may also be purchased by individuals not as a part of any qualified plan. The contract provides for a variable annuity which is paid on the basis of a single or joint life annuity. Once made, the annuity option elected may not be changed.

2.  ISSUANCE OF CONTRACTS
The contracts are issued to you, the contract owner named in the application. The owner of the contract may be the annuitant or someone else and the contract may be owned by two persons jointly.

3.  MODIFICATION OF THE CONTRACTS
A contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. Such a modification will be in writing. You will have the right to accept or reject the modification, except in circumstances where, when the contract is used in a tax-qualified arrangement, and the change is required to conform the contract with tax laws or regulations.

4.  ASSIGNMENT
The annuitant, or the joint annuitants, can direct or assign the annuity payments to be made under the contract so that they are paid to someone else. We will not be bound by any assignment until we have recorded a written request of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action before it was recorded. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.
  If the contract is sold in connection with a tax-qualified program (including employer-sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), your or the annuitant's interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose. To the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

5.  LIMITATIONS ON PURCHASE PAYMENTS
Purchase payments must be made at our home office. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098. When we receive a purchase payment from you at our home office, we will send you a confirmation statement and an updated page one for the contract.
  A purchase payment in an amount of at least $10,000 will be required in order for us to issue the contract. A contract will not be issued if an initial purchase payment is made which is less than that amount.
  After the contract has been issued, you may make additional purchase payments, but only during the cash value period of the contract as shown on page one. These additional purchase payments may be made only while the annuitant is alive. Additional purchase payments must be in an amount of at least $5,000. We will waive this contract provision for amounts which are received after the contract effective date as part of an integrated rollover or Section 1035 transaction. When additional purchase payments are made, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount. For more information on these matters, see the heading "Federal Tax Status," in this Prospectus. You may also wish to consult with your tax adviser. WE RESERVE THE RIGHT TO SUSPEND THE SALE OF THESE CONTRACTS AND TO TERMINATE YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE CONTRACT.
  You may not make total purchase payments which exceed the amount of $1,000,000 except with our prior consent.
  Some states will limit these contracts to a single purchase payment and contracts issued there are so limited.
  There may be limits on the maximum contributions to retirement plans that qualify for special tax treatment.

6.  DEFERMENT OF PAYMENT
Whenever any payment under a contract is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the contract, except as payment may be subject to postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Fund or to fairly determine the value of the assets of the Fund; or

    (c) such other periods as the Commission may by order permit for the protection of the contract owners.

7.  PARTICIPATION IN DIVISIBLE SURPLUS
The contracts participate in our divisible surplus, according to the annual determination of our Board of Trustees as to the portion, if any, of our divisible surplus which has accrued on the contracts.
  No assurance can be given as to the amount of divisible surplus, if any, that will be distributable under these contracts in the future. Such amount may arise if mortality and expense experience is more favorable than assumed. When any distribution of divisible surplus is made, it will take the form of the purchase of additional annuity units.

B.  ANNUITY PAYMENTS AND OPTIONS

1.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of (a) the mortality table specified in the contract, which reflects the age of the annuitant or the joint annuitants, and (b) the investment performance of the Sub-Account. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions provided for in the contract. The annuitant will receive the value of a fixed number of annuity units on each scheduled annuity payment date. The value of such units, and thus the amount of each scheduled annuity payment will reflect investment gains and losses and investment income of the Portfolio. The amount of the annuity payment may increase or decrease from one annuity payment date to the next unless affected by the guaranteed minimum annuity payment amount.

2.  ELECTING THE ANNUITY COMMENCEMENT DATE
The contracts are issued as immediate annuities on the contract date. When you purchase a contract, you must indicate the annuity commencement date which, in any event, must be within 12 months from the contract date. Some jurisdictions may restrict this time limit to a shorter period.
  An annuity payment may begin on any day of the month. Annuity payments may be received on a monthly, quarterly, semi-annual or annual basis.
  Benefits under retirement plans that qualify for special tax treatment generally must commence no later than the April 1 following the year in which the participant reaches age 70 1/2 and are subject to other conditions and restrictions.

3.  ANNUITY FORMS
The contracts provide for two lifetime annuity forms, a life annuity or a joint and last survivor annuity. Each annuity payment option is available only as a variable annuity. No additional optional annuity forms are provided or allowed under the contracts.

LIFE ANNUITY
This is a scheduled annuity payable during the lifetime of the annuitant. Annuity payments terminate with the last scheduled payment preceding the death of the annuitant if the annuitant's death occurs after the cash value period has expired. If the annuitant dies during the cash value period, the beneficiary will be paid a death benefit that permits the beneficiary to elect to continue receiving payments until the end of the cash value period or to withdraw some or all of the cash value amount. Annuity payment amounts payable as a death benefit will be reduced for any cash value withdrawals received by the beneficiary.

JOINT AND LAST SURVIVOR ANNUITY
This is a scheduled annuity payable during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. If the last surviving annuitant dies during the cash value period, the beneficiary will be paid a death benefit that permits the beneficiary to elect to continue receiving payments until the end of the cash value period or to withdraw some or all of the cash value. Annuity payment amounts payable as a death benefit will be reduced for any cash value withdrawals received by the beneficiary. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant.
  The amount of the first scheduled payment depends on the annuity form elected and the age of the annuitant and the joint annuitant, if any.

4.  DETERMINATION OF AMOUNT OF VARIABLE ANNUITY PAYMENTS
Unless annuity payments are based on the guaranteed minimum annuity payment amount, the dollar amount of each variable annuity payment is equal to the number of annuity units credited to the contract multiplied by the annuity unit value as of the due date of the payment. A number of annuity units is credited at issuance of the contract based upon the initial annuity payment amount attributable to the initial purchase payment received for the contract. The number of annuity units to be credited is determined by dividing the initial annuity payment amount by the annuity unit value as of the contract date. The number of annuity units remains unchanged except as adjusted for additional purchase payments, cash value withdrawals or an annuitant's death. For further information on the crediting of annuity units, see "Crediting Annuity and Cash Value Units" below.
  The initial annuity payment amount is determined by applying the purchase payment, net of deductions, to the appropriate annuity purchase rate per $1,000. Deductions from purchase payments may include premium taxes imposed by certain states depending upon the type of plan involved. Where applicable, these taxes currently range from 0% to 3.5%.
  The initial annuity payment amount depends on the annuity form elected and upon the adjusted age of the annuitant and the joint annuitant, if any. A formula for determining the adjusted age of persons receiving contract payments is contained in the contract. The initial annuity payment amount is also based upon annuity payment purchase rate tables which assume an interest rate of 4.5% per annum. The 4.5% interest rate assumed in the variable annuity determination will produce level annuity payments if the net investment performance remains constant at 4.5% per year. Subsequent payments will decrease, remain the same or increase depending upon whether the actual net investment performance is less than, equal to, or greater than 4.5%.

5.  AMOUNT OF SECOND AND SUBSEQUENT SCHEDULED ANNUITY PAYMENTS
Unless annuity payments are based on the guaranteed minimum annuity payment amount, the dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for the Sub-Account times the annuity unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from payment to payment.

6.  THE GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT
You will receive at least the guaranteed minimum annuity payment amount specified in your contract. Each variable annuity payment will vary upwards or downwards in accordance with the performance of the Sub-Account unless it would be less than the guaranteed minimum annuity payment amount. Under the terms of the contract's guarantee provisions, at each annuity payment date, we will pay the annuitant or annuitants the greater of: (a) the annuity payment amount determined by multiplying the number of annuity units times the annuity unit value; or (b) the guaranteed minimum annuity payment amount currently in force for the contract.
  We guarantee that variable annuity payments will always be at least 85% of the initial variable annuity payment amount. This guaranteed amount is determined on the contract issue date and shown on page one of the contract. If an additional purchase payment is made, we will guarantee that variable annuity payments will always be at least 85% of the annuity amount attributable to that additional purchase payment, plus the amount already guaranteed at the time of that purchase payment. Withdrawals of cash value amounts under the contract will reduce the guaranteed annuity payment amount by the same proportion that the withdrawal reduces the number of annuity units under the contract.

C.  DEATH BENEFITS
The contracts provide that in the event of the death of the annuitant or a joint annuitant before the annuity commencement date, a death benefit will be paid to you or, if applicable, to your beneficiary. This death benefit will be paid when we receive due proof, satisfactory to us, of the death at our home office. This death benefit will be the sum of the total annuity value of the contract plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable. Death proceeds will be paid in a single sum to the beneficiary designated to receive a lump sum benefit. Payment will be made within seven days after we receive due proof of death. Except as noted below, the entire interest in the contract must be distributed within five years of an owner's death.
  The contracts provide that in the event of the death of the annuitant or the second joint annuitant after annuity payments have begun, we will pay the cash value of the contract, if any, as a lump sum death benefit. The beneficiary will be the person or persons named in the application for this contract or as subsequently changed by you. In that event, we will pay the death benefit to the beneficiary named in your last change of beneficiary request as provided for in the contract.
  If you are not an annuitant and you die, or if any joint owner who is not an annuitant dies, a death benefit will be paid. This death benefit will be the same amount as the amount that would be paid on the death of the annuitant or joint annuitant and will be paid out in the same manner, except that if death occurs before the annuity payment commencement date, such death benefit will be paid out within five years of the date of death. On the payment of such a death benefit in the event of the death of the owner, no other contract benefits are then payable.
  You can file a written request with us to change the beneficiary. Your written request will not be effective until it is recorded in our home office records. After it has been recorded, it will take effect as of the date you signed the request. However, if a death occurs before the request has been recorded, the request will not be effective as to any death proceeds we have paid before the request was recorded in our home office. If a beneficiary dies, that beneficiary's interest in a contract ends with his or her death. Only those beneficiaries who survive will be eligible to share in the amount payable to the beneficiary at the annuitant's death. If there is no surviving beneficiary upon the death of the annuitant, any remaining value of death benefit payable to the beneficiary will be paid to the annuitant's estate.
  If the death benefit is payable after annuity payments have begun, the beneficiary may elect to receive annuity payments during the remainder of the cash value period rather than a lump sum benefit. However, the number of annuity units will be set as a number equal to the number of cash value units as of the date of the annuitant's death. The annuity payments to the beneficiary will terminate at the end of the cash value period and the guaranteed minimum annuity payment amount will be adjusted in proportion to any change in the number of annuity units. The new guaranteed minimum annuity payment amount will be equal to the guaranteed minimum annuity payment amount just prior to the annuitant's death, multiplied by the number of annuity units after the annuitant's death divided by the number of annuity units prior to the annuitant's death.
  If the beneficiary elects to continue the annuity payments, the cash value will also continue on the beneficiary's behalf as part of the death benefit. This allows the beneficiary to withdraw any or all of the cash value available at any time during the remaining cash value period. As with cash value withdrawals while the annuitant is alive, cash value withdrawals by the beneficiary after the annuitant's death will reduce future annuity payments and the guaranteed minimum annuity payment amount based on the reduced interest in the Separate Account as described under the heading "Withdrawals and Surrender" on page 17 of this Prospectus.
  Death benefits payable after the annuitant's death must be distributed at least as rapidly as under the method elected by the annuitant or annuitants.

D.  PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

1.  CREDITING ANNUITY AND CASH VALUE UNITS
Application forms are completed by the applicant and forwarded to our home office when the contract is originally issued. We will review each application form submitted to us for compliance with our issue criteria and, if it is accepted, a contract will be issued. The initial purchase payment for the contract must be an amount of at least $10,000.
  If the initial purchase payment is accompanied by an incomplete application, that purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received and accepted. We will offer to return the initial purchase payment accompanying an incomplete application if it appears that the application cannot be completed within five business days.
  Purchase payments will be credited to the contract in the form of annuity units and cash value units. Each purchase payment is credited on the valuation date coincident with or next following the date such purchase payment is received by us at our home office, except for the initial purchase payment. The number of annuity and cash value units credited with respect to each purchase payment is determined by dividing the initial annuity payment amount attributable to the purchase payment by the then current annuity unit value for the Sub-Account on the date the purchase payment is credited.

  The net amount of each purchase payment, after deductions, will be applied to purchase an additional initial annuity payment amount at least as great as that determined by using the guaranteed annuity payment purchase rate table for new purchase payments included in the contract. The guaranteed annuity payment purchase rates used for new purchase payments as shown in the contract are based on a 4.5% assumed interest rate and Individual Annuity 1983 Table A mortality rates projected to the terminal age of the table using projections scale G. If, when a purchase payment is made, we are using a table of annuity payment purchase rates for new purchase payments for this class of contract which would result in a larger initial annuity payment, we will use that table instead.
  The number of annuity and cash value units so determined shall not be changed by any subsequent change in the value of a unit, but the value of a unit will vary from valuation date to valuation date to reflect the investment experience of the Sub-Account.
  We will determine the value of annuity units on each day on which the Portfolio of the Fund is valued.
  Cash value units will be credited for each purchase payment in a number equal to the number of annuity units credited for each respective purchase payment.

2.  TOTAL ANNUITY VALUE OF THE CONTRACT
The total annuity value of the contract at any time is the present value of the future annuity payments expected to be made under the contract. The total annuity value represents your total interest in the Separate Account.
  When the annuitant is alive, the total annuity value is equal to the sum of the number of cash value units, multiplied by the annuity unit value, multiplied by the appropriate factor from the total annuity value factor table(s) included in the contract; plus the number of annuity units in excess of the number of cash value units, multiplied by the annuity unit value, multiplied by the appropriate factor from the total annuity value factor table(s) included in the contract.
  After the annuitant's death, if the beneficiary elects to continue annuity payments for the remainder of the cash value period, the total annuity value will be equal to the cash value at all times during the cash value period.

3.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit for the Sub-Account is determined on each valuation date by using the product of: (a) the value of an annuity unit on the preceding valuation date, (b) the net investment factor for the Sub-Account for the valuation period ending on the current valuation date, and (c) a daily factor (.999879) which adjusts the value for the effect in the valuation period of the 4.5% annual assumed interest rate that has already been built into each contract's total annuity value, cash value and annuity payment calculations.

4.  NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD
The net investment factor is an index used to measure the investment performance of a Sub-Account from one valuation period to the next. For the Sub-Account, the net investment factor for a valuation period is the gross investment rate for the valuation period, less a deduction for the mortality and expense risk charges and the administrative charge at the current rate of 0.95% per annum.
  The gross investment rate is equal to: (1) the net asset value of a Portfolio share determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by
(3) the net asset value of a Portfolio share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

E.  REDEMPTIONS

1.  WITHDRAWALS AND SURRENDER
Withdrawals are not allowed prior to the "cash value period" which commences when annuity payments begin. At any time during the cash value period of the contract, you may request a withdrawal from the cash value of the contract. Each withdrawal must be in an amount of at least $500 or, if the cash value of the contract is less than that amount, the total of any remaining cash value in the contract must be withdrawn. Other restrictions on withdrawals may be present when the contract is used in conjunction with tax qualified programs. See the heading "Federal Tax Status," on page 20 in this Prospectus. You must make a written request for any withdrawal or surrender.
  You may surrender the contract at any time before the annuity payment commencement date. The annuity payment commencement date is the day the first annuity payment is made under the contract and it is the beginning of the cash value period. If you make a surrender request, you will receive the contract's surrender value. The surrender value will be determined on the valuation date coincident with or next following the day your written request is received at our home office.
  Withdrawal or surrender proceeds will be paid in a single sum within seven days of our receipt of your written request.

    (a) Determination of Surrender Value

    The surrender value of a contract is the total annuity value of the contract as of the date of surrender plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable. As this surrender value is available only until the time the first annuity payment is made under the contract, this provision has the effect of providing a return of your contract's charges, the net purchase payments, plus or minus investment gains or losses and less Separate Account charges, up until the time of that payment. As the maximum period of deferral is 12 months after the Contract Date, this provision offers a benefit which is limited in time.

    (b) Determination of Cash Value

    The cash value of the contract is not guaranteed. The cash value decreases as annuity payments are made, but also increases or decreases based on the performance of the Sub-Account of the Separate Account given by the relative change in the annuity unit value.

    A withdrawal of all or a portion of the cash value of the contract, subject to the dollar limitations described above, may be made during the "cash value period" of the contract. The amount of the cash value available for withdrawal is equal to: (a) times (b) times (c), where (a) is the number of cash value units credited to the contract, (b) is the current annuity unit value and (c) is the appropriate cash value factor set forth in a table in the contract. The cash value period begins at the annuity payment commencement date of the contract and runs for a period approximately equal to the annuitant's life expectancy at the time the contract is issued. The number of cash value units and the cash value period are shown on page one of the contract. A new page one will be provided to you if you make subsequent purchase payments or withdrawals. This will inform you of the number of cash value units remaining in your contract.

    The number of cash value units credited under a contract is based on purchase payments to, and cash withdrawals from, the contract. On the issue date of the contract the number of cash value units will be equal to the number of annuity units credited to the contract. (The crediting of annuity units is discussed under the heading "Crediting Annuity and Cash Value Units" found on page 16 in this Prospectus.) Normally, withdrawals will reduce both the number of cash value units and the number of annuity units but at different rates, so that after a withdrawal the number of cash value units will no longer equal the number of annuity units. For a description of the manner in which withdrawals affect the cash value of the contract, see "Effect of Withdrawals on Cash Value," below.

    (c) Effect of Withdrawals on Cash Value

    A withdrawal during the cash value period reduces the number of cash value units of the contract. The new number of cash value units after a withdrawal is equal to the number of cash value units just prior to the withdrawal, multiplied by the cash value prior to withdrawal, less the cash value withdrawn, divided by the cash value prior to withdrawal. Cash value units are reduced on a last in, first out basis. Therefore, if additional purchase payments were made to the contract after its issue, the value of the cash value units attributable to those payments will be valued and cashed out as withdrawals first, running backwards in time until the values attributable to the initial purchase payment are reached.

    (d) Annuity Payment Determinations after Withdrawals

    A cash value withdrawal will affect future annuity payments by reducing the number of annuity units, the basis for determining the amount of such payments. The new number of annuity units following a cash value withdrawal will depend on whether or not the annuitant is alive at the time the cash value withdrawal is made. If the annuitant is not alive, in other words if the withdrawal is made by the beneficiary as part of the death benefit, the new number of annuity units will equal the number of cash value units following the withdrawal. At the death of the annuitant, the number of annuity units is adjusted, if necessary, to equal the then number of cash value units, and this equivalency is continued through any subsequent cash value withdrawals.

    If the annuitant is alive at the time of the withdrawal, the adjustment of subsequent annuity payments that occurs after a withdrawal is designed to produce a new level of annuity payments--assuming a rate of return exactly equal to 4.5%--over the remaining lifetime of the contract, including the period after the end of the cash value period. After such a withdrawal, there will be less cash value to support benefit payments during the cash value period, so that the same level of annuity payments as before the withdrawal cannot be maintained during the cash value period. In order to levelize payments-- again, based on the assumption of a 4.5% return--both before and after the end of the cash value period, it is necessary to "redistribute" annuity payments, reducing payments after the end of the cash value period and using the portion of the excess reserves attributable to the reduction to increase payments during the cash value period above the level that could be supported by the remaining cash value alone to the level payable after the cash value period. (As a result, even if all of a contract's cash value is withdrawn, annuity payments will continue to be made, although at a considerably reduced level.)

    If the annuitant is alive at the time of the withdrawal, annuity payments after a withdrawal are determined as follows. When a withdrawal occurs, the total annuity value of the contract is recomputed by adding the sum of the new cash value immediately after the withdrawal and the contract's excess reserves. The new total annuity value is then converted into a new "initial annuity payment amount," based on tables set forth in the contract, and the new initial annuity payment amount is in turn converted into annuity units by dividing it by the annuity unit value on the date of the withdrawal. The tables are actuarially computed to produce a level annuity payment for the remaining lifetime of the contract based on an interest rate of 4.5% and the mortality rates originally applied to purchase payments received under the contract (which cannot be less favorable than the Individual Annuity 1983 Table A mortality rates projected to the terminal age of the table using projection scale G). When a cash value withdrawal is made, we will inform you of the new number of annuity units by sending you a new page one for your contract.

    Redistribution of annuity payments after withdrawals do not adjust redistributions made in connection with prior withdrawals. Despite redistributions, the original mortality guarantees associated with each purchase payment are preserved.

    While annuity payments will be reduced as a result of cash value withdrawals, so long as the annuitant is alive, annuity payments will never be eliminated by cash value withdrawals even if all available cash value is completely withdrawn. Some level of annuity benefit, under the option elected, will always be payable. Also, a new guaranteed annuity amount will always be in effect after cash withdrawals. While a new initial annuity payment amount is determined after a cash withdrawal, additional cash values are not created.

    A description of the computation used to determine the new initial annuity payment amount and examples of the computation are set forth in Appendix A of this Prospectus.

    For an example which assumes a pattern of withdrawals and the effect of such withdrawals on contract values, please see Appendix A to this Prospectus.

2.  RIGHT OF CANCELLATION
You should read the contract carefully as soon as it is received. You may cancel the purchase of a contract within ten days after its delivery, for any reason, by giving us written notice at 400 Robert Street North, St. Paul, Minnesota 55101-2098, of your intention to cancel. If the contract is canceled and returned, we will refund to you the greater of (a) the total annuity value of the contract attributable to your purchase payments, plus the amounts deducted from your purchase payments, or (b) the amount of purchase payments paid under this contract. Payment of the requested refund will be made to you within seven days after we receive notice of cancellation.

FEDERAL TAX STATUS

INTRODUCTION
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Separate Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Separate Account or on capital gains arising from the Separate Account's activities. The Separate Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity (i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.
  Under current guidance, the tax consequences of additional premium payments and partial withdrawals under nonqualified and qualified annuities are unclear, including the effect on taxation of distributions, required distribution provisions and penalty taxes. Consult a qualified tax adviser before submitting additional premium payments or requesting a partial withdrawal.
  For payments made in the event of a full surrender of an annuity not part of a qualified program, the taxable portion is generally the amount in excess of the cost basis of the contract. Amounts withdrawn from the variable annuity contracts are generally treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.
  In the case of a withdrawal under an annuity that is part of a qualified program, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.
  For annuity payments, the taxable portion is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed. In this respect, Congress has indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. A prospective purchaser of more than one annuity contract in a calendar year should consult a tax adviser. The taxable part of each annuity payment is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, an additional tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability or where payment is made by reason of the death of an owner, and in certain other circumstances.
  The Code also provides an exception to the 10% additional tax for distributions, in periodic payments, of substantially equal installments, being made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. A contract owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  NOTICE -- PLEASE READ CAREFULLY
WE HAVE BEEN ADVISED THAT IT IS THE POSITION OF THE INTERNAL REVENUE SERVICE THAT WHEN WITHDRAWALS (OTHER THAN ANNUITY PAYMENTS) ARE TAKEN FROM THE CASH VALUE OF AN IMMEDIATE VARIABLE ANNUITY CONTRACT, SUCH AS THAT OFFERED BY THIS PROSPECTUS, THEN ALL AMOUNTS RECEIVED BY THE TAXPAYER ARE TAXABLE AT ORDINARY INCOME RATES AS AMOUNTS "NOT RECEIVED AS AN ANNUITY." IN ADDITION, SUCH AMOUNTS ARE TAXABLE TO THE RECIPIENT WITHOUT REGARD TO THE OWNER'S INVESTMENT IN THE CONTRACT OR ANY INVESTMENT GAIN WHICH MIGHT BE PRESENT IN THE CURRENT ANNUITY VALUE. FOR EXAMPLE, UNDER THIS VIEW, A CONTRACT OWNER WITH A CASH VALUE OF $100,000, SEEKING TO OBTAIN $20,000 OF THE CASH VALUE IMMEDIATELY AFTER ISSUE, WOULD PAY INCOME TAXES ON THE ENTIRE $20,000 AMOUNT IN THAT TAX YEAR. FOR SOME TAXPAYERS, SUCH AS THOSE UNDER AGE 59 1/2, ADDITIONAL TAX PENALTIES MAY ALSO APPLY. THIS ADVERSE TAX RESULT MEANS THAT OWNERS OF NONQUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THIS RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISER PRIOR TO MAKING WITHDRAWALS.
  IN ADDITION, WE HAVE BEEN ADVISED THAT IT IS THE POSITION OF THE INTERNAL REVENUE SERVICE THAT WHEN ADDITIONAL PURCHASE PAYMENTS ARE MADE UNDER AN EXISTING IMMEDIATE VARIABLE ANNUITY CONTRACT, SUCH AS THAT OFFERED BY THIS PROSPECTUS, THOSE PURCHASE PAYMENTS WILL NOT RESULT IN A RECALCULATION OF THE OWNER'S INVESTMENT IN THE CONTRACT AND A DETERMINATION OF A NEW EXCLUSION AMOUNT. FOR EXAMPLE, A CONTRACT OWNER AGED 60 MIGHT PURCHASE A CONTRACT FOR THE SUM OF $100,000, WHICH WOULD RESULT IN AN INITIAL LIFETIME ANNUITY PAYMENT OF $460.00 PER MONTH. EACH YEAR, $4,132.23 WOULD BE RECEIVED AS A RETURN OF INVESTMENT IN THE CONTRACT AND THE EXCESS WOULD BE TAXED AS ORDINARY INCOME. IF WE ASSUME THAT THE CONTRACT OWNER MAKES AN ADDITIONAL PURCHASE PAYMENT OF $20,000, THE EXCLUSION AMOUNT OF $4,123.23 WOULD NOT CHANGE, EVEN THOUGH ADDITIONAL CASH VALUE WILL RESULT IN A NEW VARIABLE ANNUITY PAYMENT. THIS POSITION OF THE SERVICE WILL RESULT IN THE OWNER'S INABILITY TO RECOVER HIS OR HER INVESTMENT OVER THE PERIOD OF THE PAYMENTS. ACCORDINGLY, CONTRACT OWNERS, ESPECIALLY THOSE INTENDING TO MAKE SUBSTANTIAL AND MATERIAL ADDITIONAL PAYMENTS, SHOULD CONSIDER PURCHASING AN ADDITIONAL CONTRACT INSTEAD OF MAKING AN ADDITIONAL PAYMENT. FOR FURTHER INFORMATION YOU SHOULD CONSULT YOUR OWN QUALIFIED TAX ADVISER.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the contract to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that the Portfolio of the Fund in which the Separate Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.
  The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in a contract owner being treated as the owner of the assets of the Separate Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Separate Account.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death. These requirements shall be considered satisfied if any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. It must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
  Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Minnesota Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
  Other rules may apply to qualified contracts.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a contract because of the death of an owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

POSSIBLE LEGISLATION
In the past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of nonqualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

TAX QUALIFIED PROGRAMS
The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.
  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Some retirement plans are subject to distribution and other requirements that are not incorporated in the annuity. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

INDIVIDUAL RETIREMENT ANNUITIES
Code Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. Employers may establish Simplified Employee Pension (SEP) Plans for making IRA contributions on behalf of their employees.

SIMPLE RETIREMENT ACCOUNTS
Beginning January 1, 1997, certain small employers may establish Simple Retirement Accounts as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple Retirement Account are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. The failure of the Simple Retirement Account to meet Code requirements may result in adverse tax consequences.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information a qualified tax adviser should be consulted.

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STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional information including financial statements, is available from the offices of Minnesota Mutual at your request. The Table of Contents for that Statement of Additional Information is as follows:

    Trustees and Principal Management Officers of Minnesota Mutual
     Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

APPENDIX A--COMPUTATION AND EXAMPLES OF WITHDRAWALS

A cash value withdrawal will affect future annuity payments by reducing the number of annuity units, the basis for determining the amount of such payments. If the annuitant is alive at the time of the withdrawal, the new number of annuity units is determined by first computing a new initial annuity payment amount and then dividing that amount by the annuity unit value at the time of the withdrawal.

IF NO PRIOR WITHDRAWALS
If no prior cash withdrawals have been made, the new initial annuity payment amount is the sum of

     (i) the product of the number of cash value units after the withdrawal times the current annuity unit value, and

    (ii) the product of ([(a) X (b)]/1000) times (c), where

        (a) is the excess of the total annuity value over the cash value immediately prior to the withdrawal,

        (b) is the ratio of the cash value withdrawn over the cash value prior to the withdrawal, and

        (c) is the applicable annuity purchase rate set forth in the contract in the table captioned "Total Annuity Value Factors and Annuity Payment Purchase Rates Applicable at a Cash Value Withdrawal while the Annuitant is Alive" ("Table I").
  In the above computation "(i)" reflects the portion of the new initial annuity payment amount supported by the reserves attributable to the cash value of the contract, and "(ii)" reflects the portion of the new initial annuity payment amount supported by the annuity reserves in excess of the cash value. The excess reserves, "(ii) (a)," are multiplied by the proportionate reduction in the cash value, "(ii) (b)," to determine the portion of the excess reserves that are to be redistributed, and the redistribution is effected by dividing the portion so determined by 1000 and multiplying the result by the appropriate annuity purchase rate.
  An example of the withdrawal calculation may serve as a useful illustration. Assume a contract issued to a woman, age 60, for an initial purchase payment of $100,000, and assume further that the net Sub-Account performance matches the assumed interest rate of 4.5% so that we need not consider the variation in annuity payments as a result of fluctuations in investment performance. Assume also that the annuity unit value is and remains $1.00. At the time of issue of the contract, the initial annuity payment amount, if paid as a life annuity, will be $460.99, and the number of annuity units and cash value units will be
460.9900. The guaranteed minimum annuity payment amount is $391.84 (85% X $460.99).
  Assume that at year five, the contract owner makes a withdrawal of 60% of the cash value. Immediately prior to the withdrawal, the contract has a total annuity value of $85,594, which is determined by multiplying the current annuity payment amount, $460.99, by the appropriate factor set forth in the contract applicable to cash value units in Table I, 185.6737. The total annuity reserves amount is $85,594. The cash value of the contract immediately prior to the withdrawal is $70,890, which is determined by multiplying the current annuity payment amount, $460.99, by the appropriate factor set forth in the contract in the table captioned "Cash Value Factors." ("Table II"), 153.7783. $70,890 is the amount of the annuity reserves attributable to the cash value of the contract. The cash value after the withdrawal is $28,356 ($70,890 - $42,534 (60% X $70,890)), and the new number of cash value units is 184.3960 (460.9900 X ($28,356/$70,890)).
  The new initial annuity payment amount is $235.19, the sum of

     (i) $184.40, the product of the number of cash value units after the withdrawal (184.3960) times the annuity unit value ($1.00), and

    (ii) $50.79, the product of ([(a) X (b)]/1000) times (c), where

        (a) is $14,704, the excess of the total annuity value ($85,594) over the cash value ($70,890) immediately prior to the withdrawal,

        (b) is .6, the ratio of the cash value withdrawn ($42,534) over the cash value prior to the withdrawal ($70,890), and

        (c) is 5.7568, the applicable annuity purchase rate set forth in the contract in Table I.
  The new guaranteed minimum annuity payment amount after the withdrawal is $199.91 ($391.84 X (235.1900/460.9900)).

IF PRIOR WITHDRAWALS
Where prior withdrawals have been made, the above formula is adjusted in the manner shown in the following example. Assume that after the withdrawal of 60% of the cash value in the contract described above the owner withdraws 75% of the remaining cash value at year 15.
  Immediately prior to the transaction the contract has a total annuity value of $32,003. This is determined by multiplying the two components of the current annuity payment amount $184.40 -- the portion attributable to the cash value reserves, and $50.79 -- the portion attributable to the annuity reserves in excess of the cash value, by the appropriate factors set forth in the contract applicable to cash value units and annuity units in excess of cash value units, respectively, in Table I, namely, 137.7353 and 130.0297 ($32,003 = ($184.40 X
137.7353) + ($50.79 X 130.0297)). The cash value of the contract immediately prior to the withdrawal is $16,289, which is determined by multiplying the portion of the current annuity payment amount attributable to the cash value, $184.40, by the appropriate factor set forth in the contract in Table II,
88.3373 ($16,289 = $184.40 X 88.3373). The cash value after the withdrawal is $4,072 ($16,289 - $12,217 (75% X $16,289)), and the new number of cash value units is 46.0962 (184.3960 X ($4,072/$16,289)).
  The new initial annuity payment amount is $149.44, the sum of

     (i) $46.10, the product of the number of cash value units after the withdrawal (46.0962) times the current annuity unit value ($1.00),

    (ii) $50.79, the product of the number of annuity units (235.19) minus the number of cash value units (184.40), each prior to the withdrawal, times the current annuity unit value ($1.00), and

    (iii) $52.55, the product of ([(a) X (b)]/1000) times (c), where

        (a) is $9110, which is

            (A) $15,714, the excess of the total annuity value ($32,003) over the cash value ($16,289) immediately prior to the withdrawal, minus

            (B) $6,604, the value is (ii) above ($50.79) multiplied by the appropriate factor as of the withdrawal date applicable to annuity units in excess of cash value units set forth in the contract in Table I (130.0297),

        (b) is .75, the ratio of the cash value withdrawn ($12,217) over the cash value prior to the withdrawal ($16,289), and

        (c) is 7.6905, the applicable annuity purchase rate set forth in the contract in Table I.
  The new initial annuity payment amount has a new guaranteed minimum annuity payment amount associated with it of $127.02 ($199.91 X 149.4400/235.1900).

APPENDIX B--IMMEDIATE VARIABLE ANNUITY ILLUSTRATION

PREPARED FOR: Jane M. Doe

DATE OF BIRTH: 10/01/35   SEX: Female

STATE: MN

PREPARED BY: Minnesota Mutual

FUNDS: Non-Qualified

LIFE EXPECTANCY: 24.2 (IRS)

ANNUITIZATION OPTION: Single Life

QUOTATION DATE: 10/01/95

COMMENCEMENT DATE: 10/01/95

SINGLE PAYMENT RECEIVED: $100,000.00

INCOME FREQUENCY: Monthly

INITIAL PERIODIC INCOME: $460.99

GUARANTEED MINIMUM INCOME AT ISSUE: $391.84

*ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07

  The variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.5% is the assumed rate used to calculate the first payment. Thereafter, payments will increase or decrease based upon the relationship between the initial interest rate and the performance of the Index 500 Portfolio of the Advantus Series Fund, Inc. The investment returns shown are hypothetical and not a representation of future results. Actual value of the contract will fluctuate depending on the performance of the underlying sub-account.
  The cash value is the dollar amount available for withdrawal under this contract at a given point in time. The total annuity value represents your total interest in the sub-account.

                                                0.00% GROSS (-1.40% NET)
                                   ---------------------------------------------------
                                   GUARANTEED   PROJECTED                TOTAL ANNUITY
DATE             BEG OF YR.   AGE    INCOME      INCOME     CASH VALUE       VALUE
---------------  ----------   ---  ----------   ---------   ----------   -------------
Oct 1, 1995....       1        60     $392         $461       $81,667       $93,789
Oct 1, 1996....       2        61     392          435        75,197        87,076
Oct 1, 1997....       3        62     392          410        69,119        80,764
Oct 1, 1998....       4        63     392          392        63,409        74,829
Oct 1, 1999....       5        64     392          392        58,048        69,250
Oct 1, 2004....      10        69     392          392        35,792        46,059
Oct 1, 2009....      15        74     392          392        19,667        29,277
Oct 1, 2014....      20        79     392          392         8,092        17,514
Oct 1, 2018....      24        83     392          392         1,303        11,160
Oct 1, 2019....      25        84     392          392             0         9,980
Oct 1, 2024....      30        89     392          392             0         5,654
Oct 1, 2029....      35        94     392          392             0         3,173
Oct 1, 2034....      40        99     392          392             0         1,687
Oct 1, 2035....      41       100     392          392             0         1,447

*   This calculation does not include future contributions or withdrawals.

  Deductions from your purchase payments are made for sales charges, risk charges and state premium taxes where applicable. Sales charges are based on your total cumulative purchase payments (see prospectus for schedule). A risk charge is deducted for Minnesota Mutual's guarantee of a minimum annuity payment amount. This charge is 1.25% of each purchase payment.
  Net rates of return reflect expenses totaling 1.40%, which consist of the .95% Variable Annuity Account mortality and expense risk charge and administrative charge, and .45% for the Series Fund management fee and other expenses.
  Minnesota Mutual variable immediate annuities are available through registered representatives of MIMLIC Sales Corporation. This illustration must be accompanied or preceded by a current prospectus for the Minnesota Mutual

Variable Annuity Account and for the Advantus Series Fund, Inc.

                                  Page 1 of 4
                          Not valid without all pages.

                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

                    IMMEDIATE VARIABLE ANNUITY ILLUSTRATION

PREPARED FOR: Jane M. Doe

DATE OF BIRTH: 10/01/35    SEX: Female

STATE: MN

PREPARED BY: Minnesota Mutual

FUNDS: Non-Qualified

LIFE EXPECTANCY: 24.2 (IRS)

ANNUITIZATION OPTION: Single Life

QUOTATION DATE: 10/01/95

COMMENCEMENT DATE: 10/01/95

SINGLE PAYMENT RECEIVED: $100,000.00

INCOME FREQUENCY: Monthly

INITIAL PERIODIC INCOME: $460.99

GUARANTEED MINIMUM INCOME AT ISSUE: $391.84

*ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07

  The variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.5% is the assumed rate used to calculate the first payment. Thereafter, payments will increase or decrease based upon the relationship between the initial interest rate and the performance of the Index 500 Portfolio of the Advantus Series Fund, Inc. The investment returns shown are hypothetical and not a representation of future results. Actual value of the contract will fluctuate depending on the performance of the underlying sub-account.
  The cash value is the dollar amount available for withdrawal under this contract at a given point in time. The total annuity value represents your total interest in the sub-account.

                                                                          5.90% GROSS (4.50% NET)
                                                            ---------------------------------------------------
                                                            GUARANTEED   PROJECTED                TOTAL ANNUITY
DATE                                      BEG OF YR.   AGE    INCOME      INCOME     CASH VALUE       VALUE
----------------------------------------  ----------   ---  ----------   ---------   ----------   -------------
Oct 1, 1995.............................       1        60     $392        $461       $81,667        $93,789
Oct 1, 1996.............................       2        61      392         461        79,697         92,286
Oct 1, 1997.............................       3        62      392         461        77,638         90,718
Oct 1, 1998.............................       4        63      392         461        75,487         89,081
Oct 1, 1999.............................       5        64      392         461        73,239         87,373
Oct 1, 2004.............................      10        69      392         461        60,387         77,708
Oct 1, 2009.............................      15        74      392         461        44,371         66,050
Oct 1, 2014.............................      20        79      392         461        24,412         52,838
Oct 1, 2018.............................      24        83      392         461         4,961         42,480
Oct 1, 2019.............................      25        84      392         461             0         40,261
Oct 1, 2024.............................      30        89      392         461             0         30,498
Oct 1, 2029.............................      35        94      392         461             0         22,888
Oct 1, 2034.............................      40        99      392         461             0         16,272
Oct 1, 2035.............................      41       100      392         461             0         14,791

*   This calculation does not include future contributions or withdrawals.

  Deductions from your purchase payments are made for sales charges, risk charges and state premium taxes where applicable. Sales charges are based on your total cumulative purchase payments (see prospectus for schedule). A risk charge is deducted for Minnesota Mutual's guarantee of a minimum annuity payment amount. This charge is 1.25% of each purchase payment.
  Net rates of return reflect expenses totaling 1.40%, which consist of the .95% Variable Annuity Account mortality and expense risk charge and administrative charge, and .45% for the Series Fund management fee and other expenses.
  Minnesota Mutual variable immediate annuities are available through registered representatives of MIMLIC Sales Corporation. This illustration must be accompanied or preceded by a current prospectus for the Minnesota Mutual

Variable Annuity Account and for the Advantus Series Fund, Inc.

                                  Page 2 of 4
                          Not valid without all pages.

                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

                    IMMEDIATE VARIABLE ANNUITY ILLUSTRATION

PREPARED FOR: Jane M. Doe

DATE OF BIRTH: 10/01/35   SEX: Female

STATE: MN

PREPARED BY: Minnesota Mutual

FUNDS: Non-Qualified

LIFE EXPECTANCY: 24.2 (IRS)

ANNUITIZATION OPTION: Single Life

QUOTATION DATE: 10/01/95

COMMENCEMENT DATE: 10/01/95

SINGLE PAYMENT RECEIVED: $100,000.00

INCOME FREQUENCY: Monthly

INITIAL PERIODIC INCOME: $460.99

GUARANTEED MINIMUM INCOME AT ISSUE: $391.84

*ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07

  The variable annuity income amount shown below assumes a constant annual investment return. The initial interest rate of 4.5% is the assumed rate used to calculate the first payment. Thereafter, payments will increase or decrease based upon the relationship between the initial interest rate and the performance of the Index 500 Portfolio of the Advantus Series Fund, Inc. The investment returns shown are hypothetical and not a representation of future results. Actual value of the contract will fluctuate depending on the performance of the underlying sub-account.
  The cash value is the dollar amount available for withdrawal under this contract at a given point in time. The total annuity value represents your total interest in the sub-account.

                                                12.00% GROSS (10.60% NET)
                                   ---------------------------------------------------
                                   GUARANTEED   PROJECTED                TOTAL ANNUITY
DATE             BEG OF YR.   AGE    INCOME      INCOME     CASH VALUE       VALUE
---------------  ----------   ---  ----------   ---------   ----------   -------------
Oct 1, 1995....        1       60     $392         $461       $81,667       $93,789
Oct 1, 1996....        2       61     392          488        84,349        97,673
Oct 1, 1997....        3       62     392          516        86,967       101,618
Oct 1, 1998....        4       63     392          547        89,493       105,609
Oct 1, 1999....        5       64     392          578        91,896       109,631
Oct 1, 2004....       10       69     392          768       100,622       129,484
Oct 1, 2009....       15       74     392        1,020        98,184       146,157
Oct 1, 2014....       20       79     392        1,355        71,736       155,269
Oct 1, 2018....       24       83     392        1,700        18,291       156,630
Oct 1, 2019....       25       84     392        1,799             0       157,116
Oct 1, 2024....       30       89     392        2,389             0       158,052
Oct 1, 2029....       35       94     392        3,173             0       157,516
Oct 1, 2034....       40       99     392        4,213             0       148,711
Oct 1, 2035....       41      100     392        4,459             0       143,069

*   This calculation does not include future contributions or withdrawals.

  Deductions from your purchase payments are made for sales charges, risk charges and state premium taxes where applicable. Sales charges are based on your total cumulative purchase payments (see prospectus for schedule). A risk charge is deducted for Minnesota Mutual's guarantee of a minimum annuity payment amount. This charge is 1.25% of each purchase payment.
  Net rates of return reflect expenses totaling 1.40%, which consist of the .95% Variable Annuity Account mortality and expense risk charge and administrative charge, and .45% for the Series Fund management fee and other expenses.
  Minnesota Mutual variable immediate annuities are available through registered representatives of MIMLIC Sales Corporation. This illustration must be accompanied or preceded by a current prospectus for the Minnesota Mutual

Variable Annuity Account and for the Advantus Series Fund, Inc.

                                  Page 3 of 4
                          Not valid without all pages.

                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

                    IMMEDIATE VARIABLE ANNUITY ILLUSTRATION

SPECIAL TAX RULES APPLY TO NON-QUALIFIED IMMEDIATE ANNUITIES
When withdrawals are taken from the cash value of an immediate variable annuity contract, all amounts received by the taxpayer are taxable as ordinary income in the year in which the withdrawals are taken. Under certain circumstances, you may be able to get an offsetting deduction.
  When additional purchase payments are made under an existing immediate variable annuity contract, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount.
  For more information on these matters, see your prospectus under the heading Federal Tax Status. Consult with your tax adviser.

VARIABLE EXCLUSION AMOUNT
The annual variable exclusion amount is based on a cost basis of $0 and represents the amount of variable payments that are excluded from taxation in each calendar year. This annual amount is prorated in the first calendar year and may be recalculated in any year where the total value of the annuity payments is less than the exclusion amount. Exclusion calculations apply only until the cost basis is returned, thereafter, all payments are fully taxable.

                                  Page 4 of 4
                          Not valid without all pages.

                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                    Minnesota Mutual Variable Annuity Account

          Cross Reference Sheet to Statement of Additional Information


Form N-4

Item Number    Caption in Statement of Additional Information

   15.         Cover Page

   16.         Cover Page

   17.         Trustees and Principal Management Officers of Minnesota Mutual

   18.         Not Applicable

   19.         Not Applicable

   20.         Distribution of Contracts

   21.         Performance Data

   22.         Not Applicable

   23.         Financial Statements

                    Minnesota Mutual Variable Annuity Account
               ("Variable Annuity Account"), a Separate Account of

                   The Minnesota Mutual Life Insurance Company
                              ("Minnesota Mutual")
                             400 Robert Street North
                         St. Paul, Minnesota  55101-2098
                           Telephone:   (612) 665-3500

                       Statement of Additional Information

The date of this document and the Prospectus is:  May 1, 1997

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Fund's current Prospectus, bearing the same date, which may be obtained by calling The Minnesota Mutual Life Insurance Company at (612) 665-3500, or writing to Minnesota Mutual at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.


     Trustees and Principal Management Officers of Minnesota Mutual Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

         TRUSTEES AND PRINCIPAL MANAGEMENT OFFICERS OF MINNESOTA MUTUAL


     Trustees                           Principal Occupation
     --------                           --------------------

Giulio Agostini               Senior Vice President, Finance and Administrative
                              Services, Minnesota Mining and Manufacturing
                              Company, Maplewood, Minnesota

Anthony L. Andersen           Chair-Board of Directors, H. B. Fuller Company,
                              St. Paul, Minnesota, since June 1995, prior thereto for more than five years President and Chief Executive Officer, H. B. Fuller Company
                              (Adhesive Products)

John F. Grundhofer            Chairman of the Board, President and Chief
                              Executive Officer, First Bank System, Inc.,
                              Minneapolis, Minnesota (Banking)

Harold V. Haverty             Retired since May 1995, prior thereto, for more
                              than five years Chairman of the Board, President and Chief Executive Officer, Deluxe Corporation,
                              Shoreview, Minnesota (Check Printing)

David S. Kidwell, Ph.D.       Dean and Professor of Finance, The Curtis L.
                              Carlson School of Management, University of
                              Minnesota

Reatha C. King, Ph.D.         President and Executive Director, General Mills
                              Foundation, Minneapolis, Minnesota

Thomas E. Rohricht            Member, Doherty, Rumble & Butler Professional
                              Association, St. Paul, Minnesota (Attorneys)

Terry Tinson Saario, Ph.D.    Prior to March 1996, and for more than five years,
                              President, Northwest Area Foundation, St. Paul,
                              Minnesota (Private Regional Foundation)

Robert L. Senkler             Chairman of the Board, President and Chief
                              Executive Officer, The Minnesota Mutual Life
                              Insurance Company, since August 1995; prior thereto for more than five years Vice President and Actuary, The Minnesota Mutual Life Insurance
                              Company

Michael E. Shannon            Chairman, Chief Financial and Administrative
                              Officer, Ecolab, Inc., St. Paul, Minnesota, since
                              August 1992, prior thereto President, Residential
                              Services Group, Ecolab, Inc., St. Paul, Minnesota from October 1990 to July 1992 (Develops and
                              Markets Cleaning and Sanitizing Products)

Frederick T. Weyerhaeuser     Chairman, Clearwater Investment Trust since May
                              1996, prior thereto for more than five years, Chairman, Clearwater Management Company, St. Paul,
                              Minnesota (Financial Management)

Principal Officers (other than Trustees)

               Name                     Position

          John F. Bruder           Senior Vice President

          Keith M. Campbell        Vice President

          Paul H. Gooding          Vice President and Treasurer

          Robert E. Hunstad        Executive Vice President

          James E. Johnson         Senior Vice President and Actuary

          Richard D. Lee           Vice President

          Joel W. Mahle            Vice President

          Dennis E. Prohofsky      Senior Vice President, General Counsel and
                                   Secretary

          Gregory S. Strong        Vice President and Actuary

          Terrence S. Sullivan     Senior Vice President

          Randy F. Wallake         Senior Vice President


All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Mutual have been employed by Minnesota Mutual for at least five years.


                            DISTRIBUTION OF CONTRACTS

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of MIMLIC Sales Corporation ("MIMLIC Sales") or other broker-dealers who have entered into selling agreements with MIMLIC Sales. MIMLIC Sales acts as principal underwriter of the contracts. MIMLIC Sales is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual. MIMLIC Sales is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The amount paid by Minnesota Mutual to the underwriter for 1996 was $83,366 for payments to associated dealers on the sale of this class of variable annuity contracts issued through the Variable Annuity Account. Agents of Minnesota Mutual who are also registered representatives of MIMLIC Sales are compensated directly by Minnesota Mutual.


PERFORMANCE DATA

TOTAL RETURN FIGURES FOR THE SUB-ACCOUNT

Average annual total return figures for one-year and five-year periods and for the period since the Sub-Account became available pursuant to other registration statements of the Variable Annuity Account are presented. Average annual total return figures are the average annual compounded rates of return required for an initial investment of $10,000 to equal the total annuity value of that same investment at the end of the period. The total annuity value will reflect the deduction of the sales and risk charges applicable to the contract. The average annual total return figures published by the Variable Annuity Account will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses.
During 1986 and from January 1 to March 8, 1987, Minnesota Mutual voluntarily absorbed all fees and expenses of the Index 500 Portfolio that exceeded .75% of the average daily net assets of the Portfolio. For the period subsequent to March 8, 1986, Minnesota Mutual is voluntarily absorbing the fees and expenses that exceed .55% of the daily net assets of the Index 500 Portfolio. There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

The average annual rates of return for the Sub-Account, in connection with the contract described in the Prospectus, for the specified periods ended
December 31, 1996 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Mutual not absorbed Fund expenses as described above. These figures also assume that the contracts described herein were issued when the underlying Portfolio first became available to the Variable Annuity Account.

                         Year Ended         Five Years       From Inception      Date of
                          12/31/96        Ended 12/31/96      to 12/31/96       Inception
                         ----------       --------------     ---------------    ---------
Index 500 Sub-Account  18.47% (18.47%)    13.24% (13.22%)    11.32% (11.28%)      6/1/87


                                    AUDITORS

The financial statements of Minnesota Mutual included herein have been audited by KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, independent auditors, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.

                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Annuity Account, Minnesota Mutual, and the contracts. Statements contained in this Statement of Additional Information as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees of The Minnesota Mutual Life Insurance Company and Contract Owners of Minnesota Mutual Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities of the Index 500 Segregated Sub-Account of the Minnesota Mutual Variable Annuity Account (the Account) (contracts offered for individual, immediate annuity contracts for personal retirement plans) as of December 31, 1996 and the related statement of operations, statement of changes in net assets for the period from June 4, 1996, commencement of operations, to December 31, 1996. These financial statements and the financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1996 were verified by examination of the underlying portfolios of MIMLIC Series Fund, Inc. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Index 500 Segregated Sub-Account of Minnesota Mutual Variable Annuity Account at December 31, 1996 and the results of its operations, changes in its net assets for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.




                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996

                                     ASSETS

Investments in shares of MIMLIC Series Fund, Inc - Index 500 Portfolio,
  849,898 shares at net asset value of $2.409 per share (cost $1,911,768). . . . . .    $  2,047,159

Receivable from MIMLIC Series Fund, Inc. for investments sold. . . . . . . . . . . .              78
                                                                                        ------------

     Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,047,237
                                                                                        ------------

                                   LIABILITIES

Payable to Minnesota Mutual for contract terminations and mortality and
  expense charges. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              78
                                                                                        ------------

     Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              78
                                                                                        ------------

     Net assets applicable to annuity contract owners. . . . . . . . . . . . . . . .    $  2,047,159
                                                                                        ------------
                                                                                        ------------

                             CONTRACT OWNERS' EQUITY

Contracts in annuity payment period (note 2) . . . . . . . . . . . . . . . . . . . .    $  2,047,159
                                                                                        ------------

     Total contract owners' equity . . . . . . . . . . . . . . . . . . . . . . . . .    $  2,047,159
                                                                                        ------------
                                                                                        ------------


See accompanying notes to financial statements.

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF OPERATIONS
   PERIOD FROM JUNE 4, 1996, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31, 1996

Investment income (loss):
  Mortality and expense charges (note 3) . . . . . . . . . . . . . . . . . . . . . .    $     (3,538)
  Administrative charges (note 3). . . . . . . . . . . . . . . . . . . . . . . . . .            (664)
                                                                                        ------------

     Investment loss - net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,202)
                                                                                        ------------

Realized and unrealized gains on investments - net:
  Realized gains on sales of investments:
     Proceeds from sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          83,036
     Cost of investments sold. . . . . . . . . . . . . . . . . . . . . . . . . . . .         (77,062)
                                                                                        ------------

     Net realized gains on investments . . . . . . . . . . . . . . . . . . . . . . .           5,974
                                                                                        ------------

Net change in unrealized appreciation or depreciation of investments . . . . . . . .         135,391
                                                                                        ------------

     Net gains on investments. . . . . . . . . . . . . . . . . . . . . . . . . . . .         141,365
                                                                                        ------------

     Net increase in net assets resulting from operations. . . . . . . . . . . . . .    $    137,163
                                                                                        ------------
                                                                                        ------------


See accompanying notes to financial statements.

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
   PERIOD FROM JUNE 4, 1996, COMMENCEMENT OF OPERATIONS, TO DECEMBER 31, 1996

Operations:
  Investment loss - net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $     (4,202)
  Net realized gains on investments. . . . . . . . . . . . . . . . . . . . . . . . .           5,974
  Net change in unrealized appreciation or depreciation of investments . . . . . . .         135,391
                                                                                        ------------

Net increase in net assets resulting from operations . . . . . . . . . . . . . . . .         137,163
                                                                                        ------------

Contract transactions (notes 2, 3 and 4):
  Contract purchase payments . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,988,830
  Contract terminations and withdrawal payments. . . . . . . . . . . . . . . . . . .         (61,520)
  Actuarial adjustments for mortality experience on annuities in payment period. . .           4,483
  Annuity benefit payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (21,797)
                                                                                        ------------

Increase in net assets from contract transactions. . . . . . . . . . . . . . . . . .       1,909,996
                                                                                        ------------

Increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,047,159

Net assets at the beginning of period. . . . . . . . . . . . . . . . . . . . . . . .           -
                                                                                        ------------

Net assets at the end of period. . . . . . . . . . . . . . . . . . . . . . . . . . .    $  2,047,159
                                                                                        ------------
                                                                                        ------------


See accompanying notes to financial statements.

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS


(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Minnesota Mutual Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently four types of contracts each consisting of one to fourteen segregated sub-accounts. The financial statements presented herein include only the segregated sub-account offered in connection with the sale of the individual, immediate variable annuity contracts for personal retirement plans (Adjustable Income Annuity).

     The assets of the Account are held for the exclusive benefit of the immediate variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Purchase payments made by contract owners are invested in shares of the Index 500 Portfolio of the MIMLIC Series Fund, Inc. The MIMLIC Series Fund, Inc. (the Fund) was organized by Minnesota Mutual as the investment vehicle for its variable annuity contracts and variable life policies. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.

     MIMLIC Sales Corporation acts as the underwriter for the Account. MIMLIC Asset Management Company acts as the investment adviser for the Fund. MIMLIC Sales Corporation is a wholly-owned subsidiary of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

     INVESTMENTS IN MIMLIC SERIES FUND, INC.

     Investments in shares of the Fund are stated at market value which is the net asset value per share as determined daily by the Fund. Investment transactions are accounted for on the

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT

     INVESTMENTS IN MIMLIC SERIES FUND, INC. - CONTINUED

     date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Fund are reinvested in additional shares of the Fund and are recorded by the segregated sub-account on the ex-dividend date.

     FEDERAL INCOME TAXES

     The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Fund.

     CONTRACTS IN ANNUITY PAYMENT PERIOD

     Annuity reserves are computed for currently payable contracts according to the Individual Annuity 1983 Table A, using an assumed interest rate of 4.5 percent. Charges to annuity reserves for mortality and risk expense are reimbursed to Minnesota Mutual if the reserves required are less than originally estimated. If additional reserves are required, Minnesota Mutual reimburses the Account.

(3)  CONTRACT CHARGES

     The mortality and expense risk charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .80 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40 percent of the average daily net assets of the Account.

     The administrative charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .15 percent of the average daily net assets of the Account. Under certain conditions, the administrative charge may be increased to not more than .40 percent of the average daily net assets of the Account.

     Contract purchase payments are reflected net of the following charges paid to Minnesota Mutual:

          A sales charge ranging from 3.75 to 4.50 percent, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. Total sales

                    MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT charges deducted from contract purchase payments for the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $89,278.

          A risk charge in the amount of 1.25 percent is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00 percent. Total risk charges deducted from contract purchase payments for the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $26,559.

          A premium tax charge of up to 2.00 percent is deducted from each contract purchase payment. Total premium tax charges deducted from contract purchase payments for the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $2,307.

(4)  INVESTMENT TRANSACTIONS

     The Account's purchases of Index 500 Portfolio shares amounted to $1,988,830 for the period from June 4, 1996, commencement of operations, to December 31, 1996.

                                                   INDEPENDENT AUDITORS' REPORT

The Board of Trustees

The Minnesota Mutual Life Insurance Company

  We have audited the accompanying consolidated balance sheets of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles. As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," in 1996.

  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                      KPMG Peat Marwick LLP
Minneapolis, Minnesota

February 10, 1997

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1996 AND 1995

                                     ASSETS

                                                        1996        1995
                                                     ----------- -----------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,558,975 and $4,525,352)                        $ 4,674,082 $ 4,761,561
  Held-to-maturity, at amortized cost (fair value
   $1,179,112 and $1,281,523)                          1,125,638   1,180,654
Equity securities, at fair value (cost $429,509 and
 $277,554)                                               549,797     384,882
Mortgage loans, net                                      608,808     608,537
Real estate, net                                          43,082      47,256
Policy loans                                             204,178     198,716
Short-term investments                                   122,772      72,841
Other invested assets                                     98,247      91,530
                                                     ----------- -----------
   Total investments                                   7,426,604   7,345,977
Cash                                                      57,140      48,358
Finance receivables, net                                 259,192     226,720
Deferred policy acquisition costs                        589,517     539,732
Accrued investment income                                 90,996      98,373
Premiums receivable                                       77,140      85,247
Property and equipment, net                               55,050      50,809
Reinsurance recoverables                                 126,629     102,198
Other assets                                              54,798      46,530
Separate account assets                                3,706,256   2,609,460
                                                     ----------- -----------
    Total assets                                     $12,443,322 $11,153,404
                                                     =========== ===========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy and contract account balances               $ 4,310,015 $ 4,287,083
  Future policy and contract benefits                  1,638,720   1,554,898
  Pending policy and contract claims                      70,577      55,812
  Other policyowner funds                                396,848     371,537
  Policyowner dividends payable                           49,899      50,450
  Unearned premiums and fees                             207,111     210,494
  Federal income tax liability:
   Current                                                25,643      39,516
   Deferred                                              149,665     173,905
  Other liabilities                                      286,042     320,607
  Notes payable                                          319,000     279,967
  Separate account liabilities                         3,691,374   2,596,285
                                                     ----------- -----------
   Total liabilities                                  11,144,894   9,940,554
Policyowners' surplus:
  Unassigned surplus                                   1,190,116   1,059,598
  Net unrealized investment gains                        108,312     153,252
                                                     ----------- -----------
   Total policyowners' surplus                         1,298,428   1,212,850
                                                     ----------- -----------
    Total liabilities and policyowners' surplus      $12,443,322 $11,153,404
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                            STATEMENTS OF OPERATIONS

                                             1996        1995       1994
                                          ----------  ----------  ---------
                                                  (IN THOUSANDS)
Revenues:
  Premiums                                $  612,359  $  603,770  $ 562,018
  Policy and contract fees                   245,966     214,203    188,115
  Net investment income                      530,987     515,047    486,101
  Net realized investment gains               59,546      66,643     25,769
  Finance charge income                       46,932      39,937     34,258
  Other income                                51,630      40,250     30,106
                                          ----------  ----------  ---------
    Total revenues                         1,547,420   1,479,850  1,326,367
                                          ----------  ----------  ---------
Benefits and expenses:
  Policyowner benefits                       541,520     517,771    498,424
  Interest credited to policies and con-
   tracts                                    288,967     297,145    283,626
  General operating expenses                 302,618     273,425    253,317
  Commissions                                103,370      93,465     87,631
  Administrative and sponsorship fees         79,360      76,223     71,143
  Dividends to policyowners                   24,804      27,282     26,672
  Interest on notes payable                   22,798      11,128      7,295
  Increase in deferred policy acquisition
   costs                                     (15,312)    (29,822)   (43,974)
                                          ----------  ----------  ---------
    Total benefits and expenses            1,348,125   1,266,617  1,184,134
                                          ----------  ----------  ---------
     Income from operations before taxes     199,295     213,233    142,233
Federal income tax expense:
  Current                                     68,033      71,379     63,641
  Deferred                                       744      11,995     (1,511)
                                          ----------  ----------  ---------
    Total federal income tax expense          68,777      83,374     62,130
     Net income                           $  130,518  $  129,859  $  80,103
                                          ==========  ==========  =========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year  $1,212,850  $  874,577  $ 892,510
  Net income                                 130,518     129,859     80,103
  Change in net unrealized investment
   gains and losses                          (44,940)    208,414    (98,036)
                                          ----------  ----------  ---------
Policyowners' surplus, end of year        $1,298,428  $1,212,850  $ 874,577
                                          ==========  ==========  =========

       See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                               1996        1995        1994
                                            ----------  ----------  ----------
                                                     (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                  $  130,518  $  129,859  $   80,103
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Interest credited to annuity and insur-
   ance contracts                              275,968     288,218     277,863
  Fees deducted from policy and contract
   balances                                   (206,780)   (201,575)   (188,226)
  Change in future policy benefits              84,389     100,025      63,328
  Change in other policyowner liabilities       16,099      (4,762)    (16,794)
  Change in deferred policy acquisition
   costs                                       (15,312)    (29,822)    (43,974)
  Change in premiums due and other receiv-
   ables                                       (26,142)    (18,039)     38,166
  Change in federal income tax liabilities     (12,055)     18,376      17,854
  Net realized investment gains                (59,546)    (66,643)    (25,769)
  Other, net                                    29,987      36,561      28,958
                                            ----------  ----------  ----------
    Net cash provided by operating activi-
     ties                                      217,126     252,198     231,509
                                            ----------  ----------  ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                    877,682   1,349,348     653,498
  Equity securities                            352,901     203,493      88,645
  Mortgage loans                                15,567       4,315      20,912
  Real estate                                   11,678      15,948      17,571
  Other invested assets                         12,280      10,775      28,305
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                    329,550     253,576     327,337
  Fixed maturity securities, held-to-matu-
   rity                                        114,222     127,617      75,648
  Mortgage loans                                94,703     104,730     126,134
Cost of purchases of:
  Fixed maturity securities, available-
   for-sale                                 (1,228,048) (1,975,130) (1,123,125)
  Fixed maturity securities, held-to-matu-
   rity                                        (60,612)   (140,763)   (131,820)
  Equity securities                           (446,599)   (212,142)   (131,483)
  Mortgage loans                              (108,691)   (209,399)   (145,964)
  Real estate                                   (3,786)    (16,554)    (10,985)
  Other invested assets                        (29,271)    (20,517)    (12,732)
Finance receivable originations or pur-
 chases                                       (175,876)   (167,298)   (134,867)
Finance receivable principal payments          142,723     123,515     104,539
Other, net                                     (43,662)    (19,292)     15,309
                                            ----------  ----------  ----------
    Net cash used for investing activities    (145,239)   (567,778)   (233,078)
                                            ----------  ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insurance
 contracts                                     657,405     710,525     647,237
Withdrawals from annuity and insurance
 contracts                                    (702,681)   (563,569)   (645,969)
Proceeds from issuance of surplus notes            --      124,967         --
Proceeds from issuance of debt by subsidi-
 ary                                            60,000      50,000      30,000
Payments on debt by subsidiary                 (21,000)    (10,000)     (9,100)
Other, net                                      (6,898)     (3,801)     (5,940)
                                            ----------  ----------  ----------
    Net cash provided by (used for) fi-
     nancing activities                        (13,174)    308,122      16,228
                                            ----------  ----------  ----------
Net increase (decrease) in cash and short-
 term investments                               58,713      (7,458)     14,659
Cash and short-term investments, beginning
 of year                                       121,199     128,657     113,998
                                            ----------  ----------  ----------
Cash and short-term investments, end of
 year                                       $  179,912  $  121,199  $  128,657
                                            ==========  ==========  ==========

       See accompanying notes to consolidated financial statements.

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues reported in 1996 by these business units were $780,250,000, $279,554,000, $213,461,000 and $104,059,000, respectively.
Additional revenues of $170,096,000 were reported by the Company's subsidiaries.

  At December 31, 1996, the Company was one of the 11 largest mutual life insurance company groups in the United States, as measured by total assets. The Company serves nearly seven million people through more than 4,000 associates located at its St. Paul headquarters and in 81 general agencies and 43 regional offices throughout the United States.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of The Minnesota Mutual Life Insurance Company and its subsidiaries (collectively, "the Company"). All material intercompany transactions and balances have been eliminated.

  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could vary from management's estimates.

New Accounting Principles

In 1995 and prior years, the Company prepared its financial statements according to statutory accounting practices prescribed or permitted by the Commerce Department of the State of Minnesota (Department of Commerce), and these accounting practices were considered GAAP for mutual life insurance companies.

  In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40 (the Interpretation), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The Interpretation was supposed to become effective for fiscal years beginning after December 15, 1994 and stated that financial statements prepared in accordance with statutory accounting practices would no longer be considered to be in conformity with GAAP. The Interpretation requires all mutual life insurance companies that report their financial statements in conformity with GAAP to apply all applicable authoritative GAAP pronouncements, with the exception of Statements of Financial Accounting Standards (SFAS) No. 60, "Accounting and Reporting by Insurance Enterprises," No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and Realized Gains and Losses from the Sale of Investments," and No. 113, "Accounting for Reinsurance of Short-Duration and Long-Duration Contracts."

  In January 1995, the FASB issued SFAS 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts." This statement deferred the implementation of the Interpretation to fiscal years beginning after December 15, 1995 and extended the requirements of SFAS Nos. 60, 97 and 113 to mutual life insurance enterprises.

  SFAS No. 120 also requires mutual life insurance enterprises to adopt Statement of Position 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which was issued by the American Institute of Certified Public Accountants.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  The Company adopted SFAS No. 120 on January 1, 1996, and the accompanying 1994 and 1995 financial statements and related notes have been restated to conform with the presentation of the 1996 GAAP financial statements.

  The Company will continue to prepare financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. The significant differences between statutory and GAAP financial results are presented in Note 12.

Insurance Revenues and Expenses

Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.

  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to gross margins.

Deferred Policy Acquisition Costs

The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.

  For traditional life, accident and health and group life products, deferred acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.

  For nontraditional life products and deferred annuities, deferred acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.

  Deferred acquisition costs amortized were $125,978,000, $104,940,000 and $86,477,000 for the years ended December 31, 1996, 1995 and 1994, respectively.

Finance Charge Income and Receivables

Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments

Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities which may be sold prior to maturity are classified as available-for-sale and carried at fair value.

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.

  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.

  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.

  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1996 and 1995, was $5,968,000 and $8,342,000, respectively.

  Policy loans are carried at the unpaid principal balance.

Derivative Financial Instruments

The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps are used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps are based upon certain stock indices, and settlement with the counterparties will take place in January 1998. If, at the time of settlement for a particular swap, the designated stock index has fallen below a specified level, the counterparty will pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index has risen, the Company will pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap.

  The basic types of risks associated with derivatives are market risk (that the value of the derivative will be adversely affected by changes in the market) and credit risk (that the counterparty will not perform according to the contract terms). To reduce credit risk, the swap contracts require that the counterparties maintain sufficient credit ratings and provide collateral under certain circumstances.

  The swaps are carried at fair value, which is based upon dealer quotes. Changes in fair value are recorded directly in policyowners' surplus. Upon settlement of the swaps, gains or losses are recognized in income.

Capital Gains and Losses

Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.

  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of policyowners' surplus, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation of $81,962,000 and $75,507,000 at December 31, 1996 and 1995, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expense for the years ended December 31, 1996, 1995 and 1994, was $6,454,000, $5,941,000 and $8,136,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of certain policyowners and contractholders. The Company receives administrative and investment advisory fees for services rendered on behalf of these funds. Separate account assets and liabilities are carried at fair value, based upon the market value of the investments held in the segregated funds.

  The Company periodically invests money in its separate accounts. The market value of such investments is included with separate account assets and amounted to $14,882,000 and $13,175,000 as of December 31, 1996 and 1995, respectively.

Policyowner Liabilities

Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.

  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.

  Other policyowner funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business

Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations which take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes

Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

Reinsurance Recoverables

Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS

Net investment income for the years ended December 31 was as follows:

                             1996      1995      1994
                           --------  --------  --------
                                 (IN THOUSANDS)
Fixed maturity securities  $433,985  $426,114  $417,698
Equity securities            14,275     8,883     4,485
Mortgage loans               63,865    58,943    49,676
Real estate                    (475)      497       648
Policy loans                 13,828    12,821    11,800
Short-term investments        6,535     6,716     4,262
Other invested assets         4,901     5,168     3,212
                           --------  --------  --------
  Gross investment income   536,914   519,142   491,781
Investment expenses          (5,927)   (4,095)   (5,680)
                           --------  --------  --------
    Total                  $530,987  $515,047  $486,101
                           ========  ========  ========

  Net realized capital gains (losses) for the years ended December 31 were as follows:

                            1996     1995     1994
                           -------  -------  -------
                               (IN THOUSANDS)
Fixed maturity securities  $(6,536) $24,025  $(2,528)
Equity securities           57,770   36,374   11,268
Mortgage loans                (721)    (207)     (82)
Real estate                  7,088    2,436    3,915
Other invested assets        1,945    4,015   13,196
                           -------  -------  -------
    Total                  $59,546  $66,643  $25,769
                           =======  =======  =======

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1996      1995      1994
                                                --------  --------  --------
                                                      (IN THOUSANDS)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 19,750  $ 34,898  $ 13,375
  Gross realized losses                          (26,286)  (10,873)  (15,903)
Equity securities:
  Gross realized gains                            79,982    52,670    21,538
  Gross realized losses                          (22,212)  (16,296)  (10,270)

  Net unrealized gains (losses) included in policyowners' surplus at December 31 were as follows:

                                                   1996      1995
                                                 --------  --------
                                                  (IN THOUSANDS)
Gross unrealized gains                           $314,576  $358,877
Gross unrealized losses                           (77,337)  (13,713)
Adjustment to deferred policy acquisition costs   (65,260)  (99,732)
Adjustment to unearned policy and contract fees    (8,192)  (11,665)
Deferred federal income taxes                     (55,475)  (80,515)
                                                 --------  --------
  Net unrealized gains                           $108,312  $153,252
                                                 ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                                GROSS UNREALIZED
                                     AMORTIZED  ----------------    FAIR
                                        COST     GAINS   LOSSES    VALUE
                                     ---------- -------- ------- ----------
                                                 (IN THOUSANDS)
DECEMBER 31, 1996
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities  $  302,820 $  2,397 $ 6,756 $  298,461
  States, municipalities, and polit-
   ical subdivisions                     11,296      759     --      12,055
  Foreign governments                     1,926      --       54      1,872
  Corporate securities                2,450,126  115,846  19,554  2,546,418
  Mortgage-backed securities          1,792,807   64,834  42,365  1,815,276
                                     ---------- -------- ------- ----------
    Total fixed maturities            4,558,975  183,836  68,729  4,674,082
  Equity securities--unaffiliated       353,983  107,172   5,168    455,987
  Equity securities--affiliated          75,526   18,284     --      93,810
                                     ---------- -------- ------- ----------
    Total equity securities             429,509  125,456   5,168    549,797
                                     ---------- -------- ------- ----------
      Total available-for-sale        4,988,484  309,292  73,897  5,223,879
Held-to-maturity:
  Corporate securities                  904,994   50,187   3,130    952,051
  Mortgage-backed securities            220,644    7,833   1,416    227,061
                                     ---------- -------- ------- ----------
    Total held-to-maturity            1,125,638   58,020   4,546  1,179,112
                                     ---------- -------- ------- ----------
      Total                          $6,114,122 $367,312 $78,443 $6,402,991
                                     ========== ======== ======= ==========
DECEMBER 31, 1995
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities  $  261,669 $ 10,911 $   440 $  272,140
  States, municipalities, and polit-
   ical subdivisions                     26,317    3,262     --      29,579
  Foreign governments                     1,704      223     --       1,927
  Corporate securities                2,523,889  169,329   6,098  2,687,120
  Mortgage-backed securities          1,711,773   62,510   3,488  1,770,795
                                     ---------- -------- ------- ----------
    Total fixed maturities            4,525,352  246,235  10,026  4,761,561
Equity securities--unaffiliated         196,355   91,269   1,590    286,034
Equity securities--affiliated            81,199   17,649     --      98,848
                                     ---------- -------- ------- ----------
    Total equity securities             277,554  108,918   1,590    384,882
                                     ---------- -------- ------- ----------
      Total available-for-sale        4,802,906  355,153  11,616  5,146,443
Held-to-maturity:
  United States government and gov-
   ernment agencies and authorities         250        3     --         253
  States, municipalities, and polit-
   ical subdivisions                        525        6     --         531
  Corporate securities                  953,511   89,962     525  1,042,948
  Mortgage-backed securities            226,368   11,540     117    237,791
                                     ---------- -------- ------- ----------
    Total held-to-maturity            1,180,654  101,511     642  1,281,523
                                     ---------- -------- ------- ----------
      Total                          $5,983,560 $456,664 $12,258 $6,427,966
                                     ========== ======== ======= ==========

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   AVAILABLE-FOR-SALE     HELD-TO-MATURITY
                                  --------------------- ---------------------
                                  AMORTIZED     FAIR    AMORTIZED     FAIR
                                     COST      VALUE       COST      VALUE
                                  ---------- ---------- ---------- ----------
                                                (IN THOUSANDS)
Due in one year or less           $   33,390 $   33,429 $    4,889 $    4,948
Due after one year through five
 years                               435,040    459,870    163,206    168,527
Due after five years through ten
 years                             1,383,954  1,429,460    223,848    235,754
Due after ten years                  913,784    936,047    513,051    542,822
                                  ---------- ---------- ---------- ----------
                                   2,766,168  2,858,806    904,994    952,051
Mortgage-backed securities         1,792,807  1,815,276    220,644    227,061
                                  ---------- ---------- ---------- ----------
  Total                           $4,558,975 $4,674,082 $1,125,638 $1,179,112
                                  ========== ========== ========== ==========

  At December 31, 1996 and 1995, bonds and certificates of deposit with a carrying value of $12,934,000 and $15,296,000, respectively, were on deposit with various regulatory authorities as required by law.

  Allowances for credit losses on investments are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1996    1995
                        ------- -------
                        (IN THOUSANDS)
Mortgage loans          $ 1,895 $ 1,711
Foreclosed real estate      535     400
Investment real estate    2,529   2,565
                        ------- -------
  Total                 $ 4,959 $ 4,676
                        ======= =======

  At December 31, 1996, the recorded investment in mortgage loans that were considered to be impaired was $6,518,000 before allowance for credit losses. Included in this amount is $2,225,000 of impaired loans, for which the related allowance for credit losses is $395,000, and $4,293,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.

  At December 31, 1995, the recorded investment in mortgage loans that were considered to be impaired was $12,232,000 before allowance for credit losses. Included in this amount is $3,256,000 of impaired loans, for which the related allowance for credit losses is $211,000, and $8,976,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.

  In addition to the allowance for credit losses on impaired mortgage loans, a general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1996, 1995 and 1994.

  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1996    1995    1994
                              ------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $1,711  $2,449  $2,412
Provision for credit losses      381     127     622
Charge-offs                     (197)   (865)   (585)
                              ------  ------  ------
  Balance at end of year      $1,895  $1,711  $2,449
                              ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  Below is a summary of interest income on impaired mortgage loans.

                                                          1996   1995    1994
                                                         ------ ------- -------
                                                             (IN THOUSANDS)
Average impaired mortgage loans                          $9,375 $15,845 $20,236
Interest income on impaired mortgage loans--contractual   1,796   1,590   2,103
Interest income on impaired mortgage loans--collected     1,742   1,515   1,963

(4) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

                                       1996      1995
                                     --------  --------
                                      (IN THOUSANDS)
Direct installment loans             $204,038  $178,262
Retail installment notes               30,843    32,345
Retail revolving credit                24,863    14,864
Credit card receivables                 3,541     4,479
Accrued interest                        3,404     3,147
                                     --------  --------
Gross receivables                     266,689   233,097
Allowance for uncollectible amounts    (7,497)   (6,377)
                                     --------  --------
  Finance receivables, net           $259,192  $226,720
                                     ========  ========

  Direct installment loans at December 31, 1996 consisted of $93,127,000 of discount basis loans (net of unearned finance charges) and $110,911,000 of interest-bearing loans. As of December 31, 1995, discount basis loans amounted to $92,351,000 and interest-bearing loans amounted to $85,911,000. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.

  Principal cash collections of direct installment loans amounted to $92,438,000, $75,865,000 and $70,941,000, and the percentage of these cash collections to average net balances was 48%, 47% and 55% for the years ended December 31, 1996, 1995 and 1994, respectively.

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                               1996     1995    1994
                              -------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $ 6,377  $5,360  $4,801
Provision for credit losses    10,086   6,140   4,652
Charge-offs                   (11,036) (6,585) (5,305)
Recoveries                      2,070   1,462   1,212
                              -------  ------  ------
  Balance at end of year      $ 7,497  $6,377  $5,360
                              =======  ======  ======

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5) INCOME TAXES

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                           1996     1995     1994
                          -------  -------  -------
                              (IN THOUSANDS)
Computed tax expense      $69,753  $74,631  $49,781
Differences between
 computed and actual tax
 expense:
  Dividends received
   deduction               (2,534)  (1,710)  (1,293)
  Special tax on mutual
   life insurance
   companies                2,760   10,134    9,880
  Tax credits              (3,475)  (1,840)  (1,150)
  Expense adjustments and
   other                    2,273    2,159    4,912
                          -------  -------  -------
    Total tax expense     $68,777  $83,374  $62,130
                          =======  =======  =======

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1996     1995
                                                      -------- --------
                                                         (IN THOUSANDS)
Deferred tax assets:
  Policyowner liabilities                             $ 15,854 $ 22,151
  Unearned fee income                                   43,232   43,576
  Pension and post-retirement benefits                  21,815   20,187
  Tax deferred policy acquisition costs                 58,732   47,228
  Net realized capital losses                            8,275    7,881
  Other                                                 19,229   17,997
                                                      -------- --------
    Gross deferred tax assets                          167,137  159,020
Deferred tax liabilities:
  Deferred policy acquisition costs                    206,331  188,906
  Real estate and property and equipment depreciation   10,089    9,049
  Basis difference on investments                        8,605    7,402
  Net unrealized capital gains                          81,339  119,604
  Other                                                 10,438    7,964
                                                      -------- --------
    Gross deferred tax liabilities                     316,802  332,925
                                                      -------- --------
      Net deferred tax liability                      $149,665 $173,905
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1996 and 1995, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.

  Income taxes paid for the years ended December 31, 1996, 1995 and 1994, were $79,026,000, $64,390,000 and $45,268,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                  1996     1995      1994
                                -------- --------  --------
                                      (IN THOUSANDS)
Balance at January 1            $377,302 $349,311  $323,304
  Less: reinsurance recoverable   80,333   61,624    51,549
                                -------- --------  --------
Net balance at January 1         296,969  287,687   271,755
                                -------- --------  --------
Incurred related to:
  Current year                   134,727  129,896   129,028
  Prior years                      4,821   (4,014)      860
                                -------- --------  --------
Total incurred                   139,548  125,882   129,888
                                -------- --------  --------
Paid related to:
  Current year                    51,695   47,620    46,270
  Prior years                     70,073   68,980    67,686
                                -------- --------  --------
Total paid                       121,768  116,600   113,956
                                -------- --------  --------
Net balance at December 31       314,749  296,969   287,687
  Plus: reinsurance recoverable  102,161   80,333    61,624
                                -------- --------  --------
Balance at December 31          $416,910 $377,302  $349,311
                                ======== ========  ========

  The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.

  Incurred claims related to prior years are due to the differences between actual and estimated claims incurred as of the end of the prior year and interest credited to future policy and contract benefits.

(7) EMPLOYEE BENEFIT PLANS

Pension Plans

The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan which provides certain employees with benefits in excess of limits for qualified retirement plans.

  Net periodic pension cost for the years ended December 31 included the following components:

                                                    1996      1995     1994
                                                  --------  --------  -------
                                                       (IN THOUSANDS)
Service cost--benefits earned during the period   $  6,019  $  5,294  $ 4,880
Interest accrued on projected benefit obligation     8,541     7,935    7,382
Actual return on plan assets                       (12,619)  (18,061)  (1,331)
Net amortization and deferral                        4,698    11,811   (5,094)
                                                  --------  --------  -------
  Net periodic pension cost                       $  6,639  $  6,979  $ 5,837
                                                  ========  ========  =======

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The funded status for the Company's plans as of December 31 was calculated as follows:

                                           FUNDED PLANS       UNFUNDED PLAN
                                         ------------------  ----------------
                                           1996      1995     1996     1995
                                         --------  --------  -------  -------
                                                  (IN THOUSANDS)
Actuarial present value of benefit ob-
 ligations:
  Vested benefit obligation              $ 61,328  $ 56,428  $   --   $   --
  Non-vested benefit obligation            19,119    16,599    5,912    4,539
                                         --------  --------  -------  -------
    Accumulated benefit obligation       $ 80,447  $ 73,027  $ 5,912  $ 4,539
                                         ========  ========  =======  =======
Pension liability included in other li-
 abilities:
  Projected benefit obligation           $117,836  $105,180  $12,576  $10,430
  Plan assets at fair value               115,107   102,594      --       --
                                         --------  --------  -------  -------
  Plan assets less than projected bene-
   fit obligation                           2,729     2,586   12,576   10,430
  Unrecognized net gain (loss)              3,633     2,095   (2,332)  (1,187)
  Unrecognized prior service cost            (364)     (213)     --       --
  Unamortized transition asset (obliga-
   tion)                                    2,422     2,643   (8,451)  (9,219)
  Additional minimum liability                --        --     4,119    4,515
                                         --------  --------  -------  -------
    Net pension liability                $  8,420  $  7,111  $ 5,912  $ 4,539
                                         ========  ========  =======  =======

  A weighted average discount rate of 7.5% and a weighted average rate of increase in future compensation levels of 5.8% were used in determining the actuarial present value of the projected benefit obligation at December 31, 1996 and 1995. The assumed long-term rate of return on plan assets was either 7.5% or 8.5%, depending on the plan.

Profit Sharing Plans

The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1996, 1995 and 1994 of $6,092,000, $6,595,000 and $6,866,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions

The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

Components of net periodic postretirement benefit cost for the years ended December 31 were as follows:

                                                   1996    1995    1994
                                                  ------  ------  ------
                                                     (IN THOUSANDS)
Service cost--benefits earned during the period   $1,011  $1,276  $1,760
Interest accrued on projected benefit obligation   2,041   2,452   2,298
Amortization of prior service cost                  (513)   (513)   (223)
Amortization of net gain                            (177)    --      --
                                                  ------  ------  ------
  Net periodic postretirement benefit cost        $2,362  $3,215  $3,835
                                                  ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The accumulated postretirement benefit obligation and the accrued postretirement benefit liability for the years ended December 31 were as follows:

                                                         1996    1995
                                                        ------- -------
                                                        (IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees                                              $10,238 $11,875
  Other fully eligible plan participants                  4,594   5,535
  Other active plan participants                          9,514   9,809
                                                        ------- -------
    Total accumulated postretirement benefit obligation  24,346  27,219
Unrecognized prior service cost                           4,107   4,620
Unrecognized net gain                                     9,880   4,743
                                                        ------- -------
      Accrued postretirement benefit liability          $38,333 $36,582
                                                        ======= =======

  The discount rate used in determining the accumulated postretirement benefit obligation for 1996 and 1995 was 7.5%. The 1996 net health care cost trend rate was 9.0%, graded to 5.5% over 7 years, and the 1995 rate was 11.0%, graded to 5.5% over 11 years.

  The assumptions presented herein are based on pertinent information available to management as of December 31, 1996 and 1995. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31, 1996 by $4,262,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1996 by $583,000.

(8) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies.

  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1996      1995      1994
                     --------  --------  --------
                           (IN THOUSANDS)
Direct premiums      $615,098  $600,841  $558,066
Reinsurance assumed    64,489    64,792    60,939
Reinsurance ceded     (67,228)  (61,863)  (56,987)
                     --------  --------  --------
      Net premiums   $612,359  $603,770  $562,018
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $72,330,000, $58,338,000 and $60,970,000 during 1996, 1995 and 1994, respectively.

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(9) FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1996 and 1995. Although management is not aware of any factors that would significantly affect the estimated fair values, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgment is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short term investments and finance receivables approximate the assets' fair values.

  The interest rates on the finance receivables outstanding as of December 31, 1996 and 1995, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1996 and 1995, approximate the fair value for those respective dates.

  The fair values of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges, are estimated to be the amount payable on demand as of December 31, 1996 and 1995. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

  The carrying amounts and fair values of the Company's financial instruments which were classified as assets as of December 31 were as follows:

                                    1996                  1995
                            --------------------- ---------------------
                             CARRYING     FAIR     CARRYING     FAIR
                              AMOUNT     VALUE      AMOUNT     VALUE
                            ---------- ---------- ---------- ----------
                                          (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale        $4,674,082 $4,674,082 $4,761,561 $4,761,561
  Held-to-maturity           1,125,638  1,179,112  1,180,654  1,281,523
Equity securities              549,797    549,797    384,882    384,882
Mortgage loans:
  Commercial                   432,198    445,976    373,897    391,089
  Residential                  176,610    180,736    234,640    239,723
Policy loans                   204,178    204,178    198,716    198,716
Short-term investments         122,772    122,772     72,841     72,841
Cash                            57,140     57,140     48,358     48,358
Finance receivables, net       259,192    259,192    226,720    226,720
Derivatives                      1,197      1,197        --         --
                            ---------- ---------- ---------- ----------
    Total financial assets  $7,602,804 $7,674,182 $7,482,269 $7,605,413
                            ========== ========== ========== ==========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(9) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  The carrying amounts and fair values of the Company's financial instruments which were classified as liabilities as of December 31 were as follows:

                                         1996                  1995
                                 --------------------- ---------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT     VALUE      AMOUNT     VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,178,355 $2,152,636 $2,178,223 $2,156,886
Annuity certain contracts            52,636     53,962     48,492     50,732
Other fund deposits                 808,592    805,709    856,535    847,975
Guaranteed investment contracts      18,770     18,866     47,426     47,987
Supplementary contracts without
 life contingencies                  47,966     47,536     41,431     39,962
Notes payable                       319,000    325,974    279,967    294,103
                                 ---------- ---------- ---------- ----------
    Total financial liabilities  $3,425,319 $3,404,683 $3,452,074 $3,437,645
                                 ========== ========== ========== ==========

(10) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce. The approved accrued interest was $3,008,000 as of December 31, 1996 and 1995. The issuance costs of $1,403,000 are deferred and amortized over 30 years on a straight-line basis.

  Notes payable as of December 31 were as follows:

                                                              1996     1995
                                                            -------- --------
                                                             (IN THOUSANDS)
Corporate--surplus notes, 8.25%, 2025                       $125,000 $124,967
Consumer finance subsidiary--senior, 6.53%--8.77%, through
 2003                                                        194,000  155,000
                                                            -------- --------
    Total notes payable                                     $319,000 $279,967
                                                            ======== ========

  At December 31, 1996, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1997, $21,000,000; 1998, $31,000,000;
1999, $49,000,000; 2000, $33,000,000; 2001, $26,000,000.

  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth. As of December 31, 1996, the consumer finance subsidiary was required to have a minimum liquid net worth of $41,354,000. Liquid net worth at that date was $51,803,000.

  Interest paid on debt for the years ended December 31, 1996, 1995 and 1994, was $21,849,000, $6,504,000 and $5,378,000, respectively.

(11) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.

  The Company has issued certain participating group annuity and life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of

              THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) COMMITMENTS AND CONTINGENCIES (CONTINUED)

$328,346,000 as of December 31, 1996. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.

  The Company has long-term commitments to fund venture capital and real estate investments totaling $142,469,000 as of December 31, 1996. The Company estimates that $35,000,000 of these commitments will be invested in 1997, with the remaining $107,469,000 invested over the next four years.

  As of December 31, 1996, the Company had committed to purchase bonds and mortgage loans totaling $74,123,000 but had not completed the purchase transactions.

  At December 31, 1996, the Company had guaranteed the payment of $68,700,000 in policyowner dividends and discretionary amounts payable in 1997. The Company has pledged bonds, valued at $70,336,000, to secure this guarantee.

  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Associations. An asset is held for the amount of guaranty fund assessments paid which can be recovered through future premium tax credits.

(12) STATUTORY FINANCIAL DATA

Statutory accounting is primarily focused on solvency and surplus adequacy. Therefore, fundamental differences exist between statutory and GAAP accounting, and their effects on income and policyowners' surplus are illustrated below:

                           POLICYOWNERS' SURPLUS           NET INCOME
                           ----------------------  ----------------------------
                              1996        1995       1996      1995      1994
                           ----------  ----------  --------  --------  --------
                                            (IN THOUSANDS)
Statutory basis            $  682,886  $  601,565  $115,797  $ 88,706  $ 65,123
Adjustments:
  Deferred policy acquisi-
   tion costs                 589,517     539,732    15,312    29,822    43,974
  Net unrealized invest-
   ment gains                 111,575     235,143       --        --        --
  Statutory asset valua-
   tion reserve               240,474     201,721       --        --        --
  Statutory interest main-
   tenance reserve             24,707      32,899    (8,192)   12,976    (4,426)
  Premiums and fees de-
   ferred or receivable       (75,716)    (77,444)    1,587       497    (2,310)
  Change in reserve basis      98,406      77,464    20,114    12,382    (1,444)
  Separate accounts           (40,755)    (36,010)   (6,304)     (854)   (5,837)
  Unearned policy and con-
   tract fees                (121,843)   (122,786)   (2,530)   (4,410)  (10,406)
  Surplus notes              (125,000)   (124,967)      --        --        --
  Net deferred taxes         (149,665)   (173,905)      744   (11,995)    1,511
  Nonadmitted assets           31,531      28,211       --        --        --
  Policyowner dividends        57,765      57,263       502     4,660     2,446
  Other                       (25,454)    (26,036)   (6,512)   (1,925)   (8,528)
                           ----------  ----------  --------  --------  --------
    As reported in the
     accompanying
     consolidated
     financial statements  $1,298,428  $1,212,850  $130,518  $129,859  $ 80,103
                           ==========  ==========  ========  ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                SCHEDULE I

     SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                             DECEMBER 31, 1996

                                                                   AS SHOWN
                                                       MARKET   ON THE BALANCE
TYPE OF INVESTMENT                         COST(3)     VALUE       SHEET(1)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  302,820 $  298,461   $  298,461
  States, municipalities and political
   subdivisions                               11,296     12,055       12,055
  Foreign governments                          1,926      1,872        1,872
  Public utilities                           547,228    590,445      573,030
  Mortgage-backed securities               2,013,451  2,042,337    2,035,920
  All other corporate bonds                2,807,892  2,908,024    2,878,382
                                          ---------- ----------   ----------
    Total bonds                            5,684,613  5,853,194    5,799,720
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                             510        611          611
    Banks, trusts and insurance companies     12,824     21,484       21,484
    Industrial, miscellaneous and all
     other                                   329,792    422,401      422,401
  Nonredeemable preferred stocks              10,857     11,491       11,491
                                          ---------- ----------   ----------
      Total equity securities                353,983    455,987      455,987
                                          ---------- ----------   ----------
Mortgage loans on real estate                608,808     xxxxxx      608,808
Real estate (2)                               43,082     xxxxxx       43,082
Policy loans                                 204,178     xxxxxx      204,178
Other long-term investments                   98,247     xxxxxx       98,247
Short-term investments                       122,772     xxxxxx      122,772
                                          ----------              ----------
      Total                               $1,077,087     xxxxxx   $1,077,087
                                          ----------              ----------
Total investments                         $7,115,683     xxxxxx   $7,332,794
                                          ==========              ==========

-------

(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.

(2) The carrying value of real estate acquired in satisfaction of indebtedness is $1,810,000.

(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION

                              (IN THOUSANDS)

                                   AS OF DECEMBER 31,                                     FOR THE YEARS ENDED DECEMBER 31,
                   --------------------------------------------------- ------------------------------------------------------------
                               FUTURE POLICY                                                                AMORTIZATION
                    DEFERRED      BENEFITS                OTHER POLICY                         BENEFITS,    OF DEFERRED
                     POLICY    LOSSES, CLAIMS              CLAIMS AND                NET     CLAIMS, LOSSES    POLICY      OTHER
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS    PREMIUM   INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING
SEGMENT               COSTS     EXPENSES(1)   PREMIUMS(2)   PAYABLE    REVENUE(3)   INCOME      EXPENSES       COSTS     EXPENSES
-------            ----------- -------------- ----------- ------------ ---------- ---------- -------------- ------------ ----------
                                                                         (IN THOUSANDS)
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance     62,407        437,118      33,770      18,774      160,097     34,202       96,743        14,017     87,222
 Annuity              70,649      3,360,614         --           31       79,245    267,473      243,387        14,575    111,366
 Property and
 liability
 insurance               --          27,855      24,189         --        50,109      5,550       36,933           --      19,033
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $589,517     $5,948,735    $207,111     $70,577     $858,325   $530,987     $855,291      $125,978   $508,146
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1995:
 Life insurance     $430,829     $2,009,154    $151,864     $41,212     $540,353   $203,487     $454,299      $ 80,896   $266,090
 Accident and
 health insurance     55,888        400,950      34,847      14,567      153,505     33,358       93,482        11,448     83,345
 Annuity              53,015      3,401,760         --           33       74,899    272,499      260,854        12,596     86,716
 Property and
 liability
 insurance               --          30,117      23,783         --        49,216      5,703       33,563           --      18,090
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $539,732     $5,841,981    $210,494     $55,812     $817,973   $515,047     $842,198      $104,940   $454,241
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========
1994:
 Life insurance     $510,117     $1,867,170    $133,221     $47,099     $505,300   $192,141     $443,233      $ 59,351   $245,791
 Accident and
 health insurance     46,506        352,955      36,529      17,142      136,619     30,119       93,359        12,401     75,380
 Annuity              92,664      3,263,042         --           12       60,479    258,196      238,301        14,725     79,498
 Property and
 liability
 insurance               --          32,807      21,865         --        47,735      5,645       33,829           --      18,717
                    --------     ----------    --------     -------     --------   --------     --------      --------   --------
                    $649,287     $5,515,974    $191,615     $64,253     $750,133   $486,101     $808,722      $ 86,477   $419,386
                    ========     ==========    ========     =======     ========   ========     ========      ========   ========

                    FOR THE YEARS ENDED DECEMBER 31,
                    --------------------------------
                                 PREMIUMS
SEGMENT                         WRITTEN(4)
-------                         ----------
                               (IN THOUSANDS)
1996:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance                        50,515
                                 -------
                                 $50,515
                                 =======
1995:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance                        51,133
                                 -------
                                 $51,133
                                 =======
1994:
 Life insurance
 Accident and
 health insurance
 Annuity
 Property and
 liability
 insurance                        47,073
                                 -------
                                 $47,073
                                 =======

-----

(1) Includes policy and contract account balances

(2) Includes unearned policy and contract fees

(3) Includes policy and contract fees

(4) Applies only to property and liability insurance

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                SCHEDULE IV

                                  REINSURANCE

           FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                            PERCENTAGE
                                        CEDED TO     ASSUMED                OF AMOUNT
                                          OTHER    FROM OTHER      NET      ASSUMED TO
                          GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                          ------------ ----------- ----------- ------------ ----------
                                                 (IN THOUSANDS)
1996:
 Life insurance in force  $116,445,975 $15,164,764 $22,957,287 $124,238,498    18.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    347,056 $    45,988 $    63,044 $    364,112    17.3%
   Accident and health
    insurance                  174,219      15,511       1,389      160,097     0.9%
   Annuity                      38,041          --          --       38,041      --
   Property and liability
    insurance                   55,782       5,729          56       50,109     0.1%
                          ------------ ----------- ----------- ------------
     Total premiums       $    615,098 $    67,228 $    64,489 $    612,359    10.5%
                          ============ =========== =========== ============
1995:
 Life insurance in force  $106,228,277 $15,620,303 $24,289,241 $114,897,215    21.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    342,433 $    44,778 $    62,169 $    359,824    17.3%
   Accident and health
    insurance                  163,412      12,296       2,389      153,505     1.6%
   Annuity                      41,225          --          --       41,225      --
   Property and liability
    insurance                   53,771       4,789         234       49,216     0.5%
                          ------------ ----------- ----------- ------------
     Total premiums       $    600,841 $    61,863 $    64,792 $    603,770    10.7%
                          ============ =========== =========== ============
1994:
 Life insurance in force  $ 99,220,067 $13,570,369 $23,520,616 $109,170,314    21.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    322,799 $    38,088 $    59,064 $    343,775    17.2%
   Accident and health
    insurance                  145,333      10,007       1,293      136,619     0.9%
   Annuity                      33,889          --          --       33,889      --
   Property and liability
    insurance                   56,045       8,892         582       47,735     1.2%
                          ------------ ----------- ----------- ------------
     Total premiums       $    558,066 $    56,987 $    60,939 $    562,018    10.8%
                          ============ =========== =========== ============

74